UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22495

Curian Series Trust
(Exact name of registrant as specified in charter)

7601 Technology Way, Denver, Colorado			80237
(Address of principal executive offices)			(Zip code)

Daniel W. Koors Jackson National Asset Management, LLC 225 West Wacker Drive, Suite 1200 Chicago, Illinois 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 338-5800

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.  Report to Shareholders.

ANNUAL REPORT	FOR THE PERIOD ENDED

OCTOBER 31, 2012

Curian/PIMCO Income Fund

Curian/PIMCO Total Return Fund

Curian/WMC International Equity Fund

Curian Series Trust

October 31, 2012

Table of Contents

President’s Letter	1
Management’s Discussion and Fund Performance	2
Schedules of Investments	5
Statements of Assets and Liabilities	24
Statements of Operations	25
Statements of Changes in Net Assets	26
Financial Highlights	27
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	41
Additional Disclosures	42
Trustees and Officers Information	44

Curian Series Trust

October 31, 2012

President’s Letter

Dear Fellow Investor,

Enclosed is the annual report for the Curian Series Trust, together with Management’s Discussion of Fund Performance for each of the Funds, for the period from inception of the Funds, November 2, 2011, through October 31, 2012.

Volatility in United States equity markets declined significantly from November 2011 through October 2012. The Chicago Board Options Exchange Volatility Index (“VIX”) fell 43.19% from November 2, 2011, through October 31, 2012. With the exception of an equity market correction in May 2012 triggered by fears over the European debt crisis, U.S. stocks performed strongly, with the three leading equity indices posting double-digit gains (including reinvested dividends).

Although the Standard & Poor’s 500® (“S&P 500”) Index ended the period from inception of the Funds through October 31, 2012, with a monthly loss, over the timeframe the Index returned 16.63% and reached its highest level since 2007 during September 2012. The Dow Jones Industrial Average (“DJIA”) and NASDAQ Composite Index also delivered strong performances, with total returns of 13.69% and 14.09%, respectively. Growth in world equity markets was more subdued during the period. The Morgan Stanley Capital International (“MSCI”) World Index climbed 11.99%, the MSCI EAFE Index rose 8.42% and the MSCI Emerging Markets Index increased 4.56% (including reinvested dividends).

U.S. fixed income investments also posted positive gains during the period from inception of the Funds through October 31, 2012. According to the Barclays Capital U.S. Treasury Index, U.S. Treasuries returned 2.85% over the timeframe. Corporate bonds also delivered positive returns. Investment grade corporate bonds advanced 9.69% and high yield bonds rose 14.22%, as measured by the Barclays U.S. Corporate Investment Grade Index and the Barclays U.S. Corporate High Yield Index, respectively.

The U.S. economy grew moderately from November 2011 through October 2012. The nation’s gross domestic product (“GDP”) expanded at an annualized rate of 4.1% during the fourth quarter of 2011. However, the rate of expansion fell to 2.0% during the first quarter of 2012 and to 1.3% during the second quarter of 2012, before rebounding to 2.7% during the third quarter of 2012. As a result of the strengthening economy, the U.S. unemployment rate fell from 8.9% in October 2011 to 7.9% in October 2012. However, the average monthly gain in payrolls during 2012 was little changed from 2011.

In January 2012, the U.S. Federal Reserve (“Fed”) pledged to keep the Fed funds rate target at the historically low range of 0.00% to 0.25% until late 2014, due to continued high unemployment rates and low inflation rates. During the first half of 2012, the Fed continued to replace shorter term assets in its holdings with longer term debt in an attempt to lower borrowing costs and stimulate growth. The Fed’s program, called “Operation Twist,” was expected to conclude in June. However, in June, the Fed decided to extend the program through the end of the year.

In September 2012, the Fed determined that further action was necessary to stimulate the economy and drive stronger improvement in the unemployment rate. The Fed announced that it would implement a third round of quantitative easing by purchasing $40 billion of agency mortgage-backed securities each month going forward. Additionally, the Fed stated that it intended to keep the Fed funds rate target at nearly zero until mid 2015.

Curian Capital, LLC (“Curian”) is committed to providing investors with the best investment advice, solutions and service possible. Curian provides a comprehensive array of investment strategies within an integrated, customized investment program designed to potentially meet any investment need. On November 2, 2011, Curian expanded its offering to investors by launching the Curian Series Trust funds, which give clients access to the expertise of investment management firms including Pacific Investment Management Company, LLC (“PIMCO”) and Wellington Management Company, LLP (“Wellington Management”).

From inception on November 2, 2011, through October 31, 2012, the Curian Series Trust Funds delivered strong total returns, with each Fund outperforming its respective benchmark index. The Curian/PIMCO Total Return Fund rose 8.19% over the period, compared to a gain of 4.75% for the Barclays Capital U.S. Aggregate Bond Index. The Curian/PIMCO Income Fund returned 12.11%, outperforming the Barclays Capital U.S. Credit Index, which rose 9.19%. Likewise, the Curian/WMC International Equity Fund gained 9.30%, while the MSCI AC World Index (ex USA) returned 7.20%.

At Curian, we help maximize your opportunities for success by providing purpose based investment strategies designed to help you meet your financial objectives, goals and preferences. Thank you for choosing Curian for your investment needs.

Michael A. Bell

President and Chief Executive Officer

Curian Series Trust

1

Pacific Investment Management Company LLC

Market Summary: Towards the end of 2011, U.S. Treasury yields fell slightly as global financial markets digested continued uncertainty surrounding the Eurozone sovereign debt crisis and improving U.S. economic data. Despite improving consumer confidence in the U.S., the Eurozone sovereign debt crisis continued to fuel volatility in the global financial markets at the end of the year.

At the start of 2012, U.S. interest rates reversed their downward trend of 2011 and rose as risk appetites returned to financial markets. U.S. economic data during the first quarter was mostly positive, and markets reflected an improved short term outlook for the economy and optimism over measures taken by policymakers in Europe. Abroad, the European Central Bank ("ECB") continued its Long Term Refinancing Operations ("LTRO") and provided Eurozone banks with €529.5 billion in low interest loans in February. Global financial markets took comfort in these short term solutions, leading risky assets to rally through the quarter.

Conversely, the second quarter of the year saw increased concerns of a U.S. cyclical downturn and signs of recession in Europe. Financial markets reflected uncertainty over the outcome of the European debt crisis and U.S.

Treasury yields decreased, as did developed market yields around the world. In the U.S., as an effort to support a stronger economic recovery, the U.S. Federal Reserve ("Fed") renewed "Operation Twist," a program to extend the average maturity of its holdings of securities, through the end of 2012.

Risk appetite returned to financial markets during the second half of 2012. The European Central Bank ("ECB") President, Mario Draghi, delivered on his pledge to do "whatever it takes" to support the Euro and the Eurozone by unveiling the ECB's Outright Monetary Transactions program. The program entails unlimited, but conditional, purchases of Eurozone government bonds with maturities of one to three years in the secondary market. In the U.S., weak employment data and below target inflation led to increased anticipation of further central bank action throughout the quarter. During its September meeting, the Federal Open Market Committee voted in favor of a third round of quantitative easing ("QE3"), which will be open ended and will continue until there are signs of significant improvement in the labor market. In its new bond buying program, the Fed will purchase an additional $40 billion of Agency mortgage-backed securities per month.

Curian/PIMCO Income Fund

Sector Weightings*:

Financials	25.2%
Government Securities	22.1
Energy	11.9
Consumer Discretionary	4.8
Consumer Staples	4.5
Utilities	4.3
Telecommunication Services	4.3
U.S. Government Agency MBS	3.8
Materials	3.7
Health Care	3.1
Industrials	2.0
Non-U.S. Government Agency ABS	1.6
Information Technology	0.8
Purchased Options	0.1
Short Term Investments	7.8
Total Investments	100.0%

*Total Investments at October 31, 2012

Portfolio Manager Commentary: For the period November 2, 2011 through October 31, 2012, the Curian/PIMCO Income Fund outperformed its benchmark by posting a return of 12.11% compared to 9.19% for the Barclays Capital U.S. Credit Index.

The investment concentration differences relative to the benchmark included an underweight to investment grade credit and an overweight to emerging markets, with U.S. government exposure fluctuating around the benchmark over the period. The Fund also had out of index exposure to mortgages, high yield and non U.S. developed corporate bonds. During the period, the Fund decreased exposure to investment grade corporates, while increasing exposure to mortgages, high yield and non U.S. developed corporate bonds.

The net outperformance relative to the benchmark resulted from several strategies. Exposure to non U.S. interest rates, particularly Australia and core Europe, helped the Fund as rates fell in most developed markets. Exposure to local rates in Brazil and Mexico also added to returns as rates continued to fall in these emerging markets. Within investment grade corporate bonds, an emphasis on banks, which outperformed the broader market, also contributed to outperformance. Within high yield, an emphasis on the bonds of financial and utility companies contributed to returns. An additional contributor was selective agency-mortgage exposure, as these securities outperformed like duration Treasuries. The primary detractor from relative performance was an underweight to municipals which outperformed over the period as investors continued to seek higher yielding assets.

Derivatives were used in the Fund and are instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Fund's U.S. duration positioning, which was positive for returns, was partly facilitated through the use of interest rate swaps. The overweight to emerging markets local debt, which was additive to relative performance, included exposure to local debt in Brazil that was implemented using zero coupon interest rate swaps. Additionally, investment grade corporate exposure was positive for performance, and was implemented partially through the use of credit default swaps.

PIMCO expects the global economy to grow at a real rate of 1.5% to 2.0% over the year ahead. Real growth will be moderated by efforts to resolve debt overhangs through fiscal restraint. Households and governments will seek to deleverage their balance sheets while the corporate sector remains reluctant to engage its own. Nominal growth could be bolstered by the continued resolve of central banks. The balance of these forces will determine if gross domestic product ("GDP") growth has slowed to stall speed or if a coordinated global slowdown can be averted.

Total Return*

Since Inception	12.11%

(Inception date November 2, 2011)

Expense Ratios**

Net Expense Ratio — Prospectus and for the period ended October 31, 2012	0.85%
Gross Expense Ratio — Prospectus and for the period ended October 31, 2012	1.04%

*Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, however, performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**The above expense ratios are from the Fund's prospectus dated February 28, 2012. Net expense ratio is net of contractual waivers.

The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

22

Pacific Investment Management Company LLC

Curian/PIMCO Total Return Fund

Sector Weightings*:

Government Securities	41.2%
U.S. Government Agency MBS	30.9
Financials	14.1
Non-U.S. Government Agency ABS	5.8
Health Care	1.4
Industrials	1.1
Energy	0.8
Utilities	0.5
Telecommunication Services	0.5
Materials	0.3
Consumer Discretionary	0.3
Consumer Staples	0.2
Short Term Investments	2.9
Total Investments	100.0%

*Total Investments at October 31, 2012

Portfolio Manager Commentary: For the period November 2, 2011 through October 31, 2012, the Curian/PIMCO Total Return Fund outperformed its benchmark by posting a return of 8.19% compared to 4.75% for the Barclays Capital U.S. Aggregate Bond Index.

The investment concentration differences relative to the benchmark included an overweight to mortgages and emerging markets, and an underweight to investment grade credit and U.S. government. The Fund also had out of index exposure to high yield and non U.S. developed corporate bonds. During the period, the Fund decreased exposure to investment grade corporates, while increasing exposure to mortgages, high yield and non U.S. developed corporate bonds.

The net outperformance relative to the benchmark resulted from several strategies. Exposure to non U.S. interest rates, particularly core Europe, helped the Fund as rates fell in most developed markets. Exposure to local rates in Brazil and Mexico also added to returns as rates continued to fall in these emerging markets. Within investment grade corporate bonds, an emphasis on financial firms, which outperformed the broader market, also contributed to outperformance. A modest tactical allocation to high yield corporate bonds added to returns for the period as risk assets rallied. Holdings of real return bonds added to returns as these outperformed nominal bonds as breakeven inflation levels widened. An additional contributor was selective agency-mortgage and non-agency mortgage exposure, as these securities outperformed like duration Treasuries. Modest exposure to select non U.S. developed currencies was negative for returns as investors fled to the perceived safety of the U.S. Dollar.

Derivatives were used in the Fund and are instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Fund's U.S. duration positioning, which was positive for returns, was partly facilitated through the use of interest rate swaps. The overweight to emerging markets local debt, which was additive to relative performance, included exposure to local debt in Brazil that was implemented using zero coupon interest rate swaps. Additionally, investment grade corporate exposure was positive for performance and was implemented partially through the use of credit default swaps.

PIMCO expects the global economy to grow at a real rate of 1.5% to 2.0% over the year ahead. Real growth will be moderated by efforts to resolve debt overhangs through fiscal restraint. Households and governments will seek to deleverage their balance sheets while the corporate sector remains reluctant to engage its own. Nominal growth could be bolstered by the continued resolve of central banks. The balance of these forces will determine if GDP growth has slowed to stall speed or if a coordinated global slowdown can be averted.

Total Return*

Since Inception	8.19%

(Inception date November 2, 2011)

Expense Ratios**

Net Expense Ratio — Prospectus and for the period ended October 31, 2012	0.80%
Gross Expense Ratio — Prospectus and for the period ended October 31, 2012	1.02%

*Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, however, performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**The above expense ratios are from the Fund's prospectus dated February 28, 2012. Net expense ratio is net of contractual waivers.

The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

3

Wellington Management Company, LLP

Market Summary: Global equities finished 2011 on a strong note and surged during the first quarter of 2012, as markets shrugged off lingering uncertainty over Eurozone sovereign debt, focusing instead on improving economic data. However, global equities retreated in the second quarter as fears surrounding European sovereign debt once again took center stage. Growing concerns that Greece may exit the Eurozone, the specter of a banking crisis in Spain, lackluster U.S. jobs reports and evidence of slowing growth in China underpinned a rise in risk aversion among investors. Markets resumed their ascent during the third quarter, led higher by central bank interventions around the globe. European Central Bank ("ECB") President, Mario Draghi, revealed a comprehensive plan to purchase government bonds in the open market. Additionally, the U.S. Federal Reserve's announcement of a third round of quantitative easing ("QE3") boosted stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better than feared corporate earnings and strength in the U.S. housing market.

In this environment, the MSCI All Country World ex U.S. Index recorded a positive return of 6.44% (net) for the period November 3, 2011 through October 31, 2012. Within the Index, seven out of ten sectors posted positive returns. Health care, consumer staples, and financials were the strongest performing sectors, while materials, energy, and utilities declined.

Curian/WMC International Equity Fund

Sector Weightings*:

Financials	23.2%
Industrials	16.5
Consumer Discretionary	10.4
Materials	10.1
Health Care	8.8
Energy	8.1
Consumer Staples	6.9
Information Technology	6.4
Utilities	5.2
Telecommunication Services	2.1
Short Term Investments	2.3
Total Investments	100.0%

*Total Investments at October 31, 2012

Portfolio Manager Commentary: For the period November 2, 2011 through October 31, 2012, the Curian/WMC International Equity Fund outperformed its benchmark by posting a return of 9.30% compared to 7.20% for the MSCI All Country World ex U.S. Index. Stock selection was the primary driver of outperformance during the period. Allocation among sectors, a residual of the bottom up stock selection process, also contributed to positive relative performance.

The Fund benefitted from strong security selection within industrials, financials, information technology and materials. Partially offsetting positive relative results was the Fund's weak selection within consumer staples and health care. Sector allocation aided relative performance, due primarily to an underweight to materials and energy, as well as an overweight to health care. An underweight to financials and a residual cash position partially weighed on relative performance. From a regional perspective, security selection was strongest within developed Europe (ex UK) and Japan but weakest in the UK and North America (ex U.S.). Being overweight developed Europe (ex UK) and underweight Japan and Emerging Markets also aided relative results, although an underweight to Asia (ex Japan) detracted.

Top contributors to relative performance included Assa Abloy AB ("Assa Abloy") and Cie Generale d'Optique Essilor International SA ("Essilor"). Assa Abloy is a Sweden based manufacturer of locks and other high security products.

The stock outperformed as the company reported positive results during the third quarter of 2012. Based in France, Essilor is the global leader in making ophthalmic lenses and optical equipment. The stock rose during the period as the company beat quarterly earnings estimates in the second quarter of 2012.

Top detractors from relative performance included BG Group Plc ("BG Group") and Infineon Technologies AG ("Infineon Technologies"). BG Group, a UK based natural gas focused oil exploration company, declined during the period after announcing that project delays would hold back output growth next year. Infineon Technologies, a German based semiconductor company specializing in automotive and industrial products, fell during the period after the company brought down its revenue guidance from slight growth to flat, due to lower demand in its industrials end markets.

The Fund ended the period with an overweight exposure to industrials, particularly capital goods companies, and utilities and health care stocks. The Fund is most underweight telecommunication services, consumer staples and energy.

Total Return*

Since Inception	9.30%

(Inception date November 2, 2011)

Expense Ratios**

Net Expense Ratio — Prospectus and for the period ended October 31, 2012	1.32%
Gross Expense Ratio — Prospectus/for the period ended October 31, 2012	1.47%/1.49%

*Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, however, performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**The above expense ratios are from the Fund's prospectus dated February 28, 2012. Net expense ratio is net of contractual waivers.

The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

4

Curian Series Trust

Schedules of Investments

October 31, 2012

	Shares/Par †	Value
Curian/PIMCO Income Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 1.9%
American Airlines Pass-Through Trust, 10.38%, 07/02/19	$343,135	$362,865
Bear Stearns Asset Backed Securities Trust REMIC, 0.70%, 07/25/35 (a)	483,211	453,905
Continental Airlines 2012-2 Pass-Through Certificates, 4.00%, 10/29/24	1,000,000	1,040,000
Countrywide Asset-Backed Certificates REMIC, 0.86%, 06/25/35 (a)	600,000	535,694
CVS Pass-Through Trust, 5.93%, 01/10/34 (c)	1,474,520	1,798,560
Delta Air Lines Inc. Pass-Through Trust, 6.72%, 07/02/24	866,417	955,225
FedEx Corp. 2012 Pass-Through Trust, 2.63%, 01/15/18 (c)	1,500,000	1,511,972
Progress Trust, 4.85%, 06/20/44 (a) (d), AUD	1,273,533	1,325,105
SBA Tower Trust
4.25%, 04/15/15 (b)	1,000,000	1,051,036
5.10%, 04/15/17 (b)	1,000,000	1,110,799
United Air Lines Inc. 2009-1 Pass-Through Trust, 10.40%, 11/01/16	1,456,087	1,672,752

Total Non-U.S. Government Agency Asset-Backed Securities (cost $11,181,596)		11,817,913

CORPORATE BONDS AND NOTES - 67.1%

CONSUMER DISCRETIONARY - 5.0%
Aviation Capital Group Corp., 7.13%, 10/15/20 (c)	1,500,000	1,576,350
Cablevision Term Loan B-3, 1.97%, 03/29/16 (a)	1,500,000	1,501,875
Corp GEO SAB de CV, 8.88%, 03/27/22 (c) (e)	1,000,000	1,057,500
COX Communications Inc., 6.25%, 06/01/18 (c)	2,000,000	2,444,286
Daimler Finance North America LLC, 1.68%, 07/11/13 (a) (c)	2,000,000	2,014,312
Diageo Plc, 4.83%, 07/15/20	2,000,000	2,394,204
DISH DBS Corp., 5.88%, 07/15/22	1,000,000	1,050,000
HD Supply Inc., 8.13%, 04/15/19 (c)	1,100,000	1,210,000
MGM Resorts International, 9.00%, 03/15/20	400,000	446,000
NBCUniversal Media LLC
5.15%, 04/30/20	3,000,000	3,592,653
4.38%, 04/01/21	2,000,000	2,289,844
2.88%, 01/15/23	750,000	755,897
Reynolds Group Issuer Inc., 7.13%, 04/15/19	1,900,000	2,023,500
Target Corp., 6.50%, 10/15/37	2,000,000	2,830,992
Time Warner Cable Inc., 6.75%, 07/01/18	2,000,000	2,531,864
Time Warner Inc., 4.88%, 03/15/20	3,000,000	3,527,841
		31,247,118
CONSUMER STAPLES - 4.4%
Altria Group Inc.
7.75%, 02/06/14 (f)	1,000,000	1,085,715
9.70%, 11/10/18 (f)	338,000	482,062
9.25%, 08/06/19 (f)	338,000	476,974
Anheuser-Busch InBev Worldwide Inc., 7.75%, 01/15/19	4,000,000	5,426,516
ConAgra Foods Inc., 3.25%, 09/15/22	400,000	408,952
Heineken NV, 2.75%, 04/01/23 (b)	300,000	303,093
Kraft Foods Group Inc.
6.13%, 08/23/18 (b)	2,700,000	3,346,199
3.50%, 06/06/22 (b)	400,000	433,689
Molson Coors Brewing Co., 5.00%, 05/01/42	1,000,000	1,150,547
Reynolds American Inc., 7.25%, 06/01/13	2,000,000	2,075,434
SABMiller Holdings Inc., 3.75%, 01/15/22 (c)	3,000,000	3,299,520
Tesco Plc, 2.00%, 12/05/14 (c)	1,500,000	1,530,689
Wal-Mart Stores Inc., 6.20%, 04/15/38	3,000,000	4,177,398
Wesfarmers Ltd., 2.98%, 05/18/16 (c)	1,000,000	1,045,074
Woolworths Ltd., 2.55%, 09/22/15 (c)	2,000,000	2,071,594
		27,313,456
ENERGY - 12.4%
AK Transneft OJSC, 5.67%, 03/05/14	1,400,000	1,478,162
Anadarko Petroleum Corp., 8.70%, 03/15/19	3,000,000	4,090,425
BG Energy Capital Plc, 4.00%, 10/15/21 (c)	3,000,000	3,367,332
BP AMI Leasing Inc., 5.52%, 05/08/19 (c)	5,010,000	5,899,335
Canadian Oil Sands Ltd., 4.50%, 04/01/22 (c)	100,000	109,582
Cenovus Energy Inc., 5.70%, 10/15/19	1,500,000	1,844,395
Concho Resources Inc., 5.50%, 04/01/23	2,500,000	2,618,750
Devon Energy Corp., 3.25%, 05/15/22	1,000,000	1,057,015
Encana Corp., 3.90%, 11/15/21 (e)	2,000,000	2,156,852
Energy Transfer Partners LP, 5.20%, 02/01/22	2,000,000	2,295,820
Enterprise Products Operating LLC, 4.45%, 02/15/43	1,400,000	1,426,933
EP Energy LLC, 6.88%, 05/01/19 (c)	300,000	324,000
Gazprom OAO
8.13%, 07/31/14 (c)	2,700,000	2,960,388
6.21%, 11/22/16 (c)	650,000	724,243
8.15%, 04/11/18 (c)	900,000	1,102,617
MarkWest Energy Partners LP, 5.50%, 02/15/23	1,300,000	1,365,000
Midcontinent Express Pipeline LLC, 6.70%, 09/15/19 (c) (e)	2,100,000	2,226,727
NGPL PipeCo LLC, 7.12%, 12/15/17 (c)	100,000	107,250
Northwest Pipeline GP, 6.05%, 06/15/18	2,000,000	2,440,326
OGX Austria GmbH, 8.38%, 04/01/22 (c)	1,300,000	1,092,000
ONEOK Partners LP, 3.38%, 10/01/22	800,000	833,465
Petrobras International Finance Co., 6.88%, 01/20/40	3,500,000	4,523,575
Petrohawk Energy Corp., 6.25%, 06/01/19	2,000,000	2,245,000
Pioneer Natural Resources Co.
6.88%, 05/01/18	500,000	614,859
7.50%, 01/15/20	2,100,000	2,690,688
3.95%, 07/15/22	1,100,000	1,177,328
Plains All American Pipeline LP
8.75%, 05/01/19	1,000,000	1,356,051
5.00%, 02/01/21	1,510,000	1,788,708
6.65%, 01/15/37	400,000	539,441
Pride International Inc.
8.50%, 06/15/19	900,000	1,214,986
6.88%, 08/15/20	2,400,000	3,085,738
7.88%, 08/15/40	300,000	454,190
Repsol International Finance BV, 4.88%, 02/19/19, EUR	1,100,000	1,500,860
Rockies Express Pipeline LLC
3.90%, 04/15/15 (b)	600,000	594,000
6.85%, 07/15/18 (c)	3,000,000	3,090,000
5.63%, 04/15/20 (c)	1,697,000	1,616,392
SandRidge Energy Inc., 8.13%, 10/15/22 (c)	200,000	215,000
Southern Natural Gas Co., 4.40%, 06/15/21	2,000,000	2,231,398

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Southwestern Energy Co., 4.10%, 03/15/22 (c)	1,125,000	1,217,099
Statoil ASA, 6.70%, 01/15/18	1,500,000	1,870,050
Texas Eastern Transmission LP, 2.80%, 10/15/22 (b)	1,500,000	1,508,152
TNK-BP Finance SA, 7.50%, 07/18/16 (c)	1,300,000	1,485,055
Transocean Inc., 6.00%, 03/15/18	1,000,000	1,178,125
Western Gas Partners LP, 4.00%, 07/01/22	1,000,000	1,061,700
		76,779,012
FINANCIALS - 26.3%
Ally Financial Inc.
3.64%, 02/11/14 (a)	2,000,000	2,048,300
4.50%, 02/11/14	500,000	515,000
American Express Co., 6.15%, 08/28/17	2,200,000	2,674,239
American International Group Inc., 5.05%, 10/01/15	3,000,000	3,307,959
American Tower Corp., 4.50%, 01/15/18	2,000,000	2,214,728
Banco Continental SA, 5.75%, 01/18/17 (c)	1,000,000	1,110,000
Banco do Brasil SA
3.88%, 10/10/22	1,600,000	1,595,200
5.88%, 01/19/23 (c)	1,300,000	1,436,500
Banco Santander Brasil SA
4.25%, 01/14/16 (c)	2,000,000	2,070,000
4.63%, 02/13/17 (c)	3,800,000	4,009,000
Banco Santander Chile, 3.88%, 09/20/22 (b)	600,000	619,340
Bank of America Corp., 7.63%, 06/01/19	8,900,000	11,286,179
Banque PSA Finance SA
6.00%, 07/16/14, EUR	1,000,000	1,340,475
3.88%, 01/14/15, EUR	1,200,000	1,550,114
Barclays Bank Plc, 6.75%, 05/22/19	2,400,000	2,941,577
BBVA Bancomer SA, 6.50%, 03/10/21 (c)	2,700,000	3,081,375
BBVA US Senior SAU, 4.66%, 10/09/15	1,000,000	1,009,886
Biomed Realty LP, 4.25%, 07/15/22	1,200,000	1,252,564
Caixa Economica Federal, 3.50%, 11/07/22 (b)	800,000	800,103
Caterpillar Financial Services Corp., 5.45%, 04/15/18	2,000,000	2,421,418
CIT Group Inc., 4.25%, 08/15/17	1,200,000	1,230,968
Citigroup Inc., 5.95%, (callable at 100 beginning 01/30/23) (g)	1,300,000	1,339,812
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 4.75%, 01/15/20 (b)	1,300,000	1,490,398
Dexia Credit Local SA, 1.40%, 09/20/13	4,000,000	3,993,169
Experian Finance Plc, 2.38%, 06/15/17 (b)	1,200,000	1,228,517
Ford Motor Credit Co. LLC
8.70%, 10/01/14	1,800,000	2,025,293
2.75%, 05/15/15	1,700,000	1,732,881
2.50%, 01/15/16	2,600,000	2,643,709
Goldman Sachs Group Inc., 5.95%, 01/18/18	8,100,000	9,431,413
HSBC Bank Plc, 4.13%, 08/12/20 (c) (e)	4,000,000	4,442,560
ING Bank NV, 2.00%, 09/25/15 (b)	1,000,000	1,008,133
International Lease Finance Corp., 6.75%, 09/01/16 (c)	2,000,000	2,260,000
Itau Unibanco Holding SA, 5.65%, 03/19/22 (c)	2,000,000	2,115,000
JPMorgan Chase & Co., 6.40%, 10/02/17	8,000,000	9,639,744
JPMorgan Chase Bank NA
6.00%, 07/05/17	1,000,000	1,172,714
6.00%, 10/01/17	7,000,000	8,278,620
Korea Development Bank, 3.00%, 09/14/22	1,000,000	1,011,416
Korea Exchange Bank, 3.13%, 06/26/17 (c)	1,100,000	1,145,219
LBG Capital No.1 Plc
7.59%, 05/12/20, GBP	1,500,000	2,396,921
7.63%, 10/14/20, EUR	1,000,000	1,238,464
LBG Capital No.2 Plc, 7.63%, 12/09/19, GBP	300,000	479,287
Lloyds TSB Bank Plc
6.50%, 03/24/20, EUR	2,000,000	2,733,077
7.63%, 04/22/25, GBP	250,000	433,705
Merrill Lynch & Co. Inc., 6.40%, 08/28/17	3,300,000	3,891,235
Morgan Stanley
5.95%, 12/28/17	1,000,000	1,134,838
7.30%, 05/13/19	5,600,000	6,738,581
5.63%, 09/23/19	1,300,000	1,443,616
5.75%, 01/25/21	2,000,000	2,237,702
National Rural Utilities Cooperative Finance Corp., 3.05%, 02/15/22	2,000,000	2,115,024
Nippon Life Insurance Co., 5.00%, 10/18/42 (a) (b)	600,000	618,999
Residential Capital LLC Term Loan A-1, 5.00%, 11/14/13 (a)	600,000	601,128
Royal Bank of Scotland Plc
4.88%, 08/25/14 (c)	2,600,000	2,760,498
6.93%, 04/09/18, EUR	1,400,000	1,934,018
RPI Finance Trust Term Loan B, 4.00%, 05/10/18 (a)	1,482,578	1,480,413
RSHB Capital SA, 5.30%, 12/27/17 (c)	1,100,000	1,177,066
Sberbank of Russia
4.95%, 02/07/17	1,500,000	1,589,970
5.18%, 06/28/19	1,500,000	1,590,300
SLM Corp.
5.38%, 05/15/14	1,300,000	1,361,857
6.25%, 01/25/16	2,000,000	2,160,100
Springleaf Financial Funding Co. Term Loan, 5.50%, 05/10/17 (a)	2,500,000	2,464,375
SSIF Nevada LP, 1.04%, 04/14/14 (a) (b)	1,500,000	1,506,333
SteelRiver Transmission Co. LLC, 4.71%, 06/30/17 (b)	257,972	266,310
Sydney Airport Finance Co. Pty Ltd., 5.13%, 02/22/21 (c) (f)	1,560,000	1,730,976
UBS AG, 5.88%, 12/20/17	1,000,000	1,183,287
VTB Bank OJSC, 6.95%, 10/17/22 (b)	1,500,000	1,549,425
Wachovia Corp., 5.75%, 02/01/18	5,400,000	6,517,201
Weyerhaeuser Co., 7.38%, 10/01/19 (e)	1,300,000	1,621,417
Woodside Finance Ltd., 4.60%, 05/10/21 (c)	2,000,000	2,233,122
		162,662,768
HEALTH CARE - 3.2%
Amgen Inc.
4.50%, 03/15/20	2,800,000	3,167,072
4.10%, 06/15/21	700,000	784,199
3.88%, 11/15/21	1,100,000	1,208,854
3.63%, 05/15/22	700,000	752,482
5.15%, 11/15/41	600,000	691,330
Boston Scientific Corp., 4.50%, 01/15/15	3,000,000	3,215,088
Community Health Systems Inc., 5.13%, 08/15/18	1,300,000	1,348,750
Gilead Sciences Inc., 2.40%, 12/01/14	1,900,000	1,964,934
HCA Inc. Term Loan B-3, 3.55%, 05/31/18 (a)	2,500,000	2,501,125
Pharmaceutical Product Development Inc. Term Loan, 6.25%, 12/05/18 (a)	1,488,750	1,507,731
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21	1,500,000	1,632,625

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Valeant Pharma Term Loan, 4.25%, 02/13/19 (a)	1,000,000	1,002,970
		19,777,160
INDUSTRIALS - 2.1%
Asciano Finance Ltd., 4.63%, 09/23/20 (c)	1,000,000	1,035,974
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (c)	808,000	860,520
BAA Funding Ltd., 2.50%, 06/25/15 (b)	1,100,000	1,136,156
Burlington Northern Santa Fe LLC
5.40%, 06/01/41	2,500,000	3,076,032
4.38%, 09/01/42 (e)	1,000,000	1,085,436
Colfax Corp. Term Loan A-1
3.24%, 01/13/17 (a)	213,000	210,693
3.24%, 01/13/17 (a)	882,000	872,448
CSX Corp., 4.75%, 05/30/42	500,000	559,097
Penske Truck Leasing Co. LP
3.75%, 05/11/17 (c)	1,000,000	1,021,053
3.38%, 03/15/18 (c)	1,000,000	995,616
Verisk Analytics Inc., 4.13%, 09/12/22	1,875,000	1,914,399
		12,767,424
INFORMATION TECHNOLOGY - 0.8%
Hewlett-Packard Co.
0.82%, 05/30/14 (a)	2,000,000	1,977,914
1.93%, 09/19/14 (a)	1,700,000	1,714,618
Symantec Corp., 3.95%, 06/15/22	1,400,000	1,454,914
		5,147,446
MATERIALS - 3.9%
Anglo American Capital Plc, 2.63%, 04/03/17 (c)	1,050,000	1,056,510
ArcelorMittal, 7.50%, 10/15/39 (f)	2,000,000	1,856,960
Barrick North America Finance LLC, 4.40%, 05/30/21	2,500,000	2,767,485
Cliffs Natural Resources Inc., 4.88%, 04/01/21 (j)	1,500,000	1,488,612
Corp. Nacional del Cobre de Chile, 3.00%, 07/17/22 (b)	200,000	201,912
Dow Chemical Co., 8.55%, 05/15/19 (f)	1,000,000	1,356,107
Ecolab Inc.
2.38%, 12/08/14	800,000	829,046
4.35%, 12/08/21	2,000,000	2,272,020
FMG Resources Term Loan, 5.25%, 10/12/17 (a)	700,000	696,150
Freeport-McMoRan Copper & Gold Inc., 1.40%, 02/13/15	2,000,000	2,020,400
Georgia-Pacific LLC, 5.40%, 11/01/20 (c)	1,500,000	1,780,276
LyondellBasell Industries NV, 5.75%, 04/15/24 (e)	600,000	694,500
Newcrest Finance Pty Ltd., 4.45%, 11/15/21 (c)	2,000,000	2,108,556
Westlake Chemical Corp., 3.60%, 07/15/22	1,200,000	1,224,499
Weyerhaeuser Co., 7.38%, 03/15/32	1,700,000	2,163,799
Xstrata Finance Canada Ltd., 2.45%, 10/25/17 (b)	1,700,000	1,695,648
		24,212,480
TELECOMMUNICATION SERVICES - 4.5%
AT&T Inc.
6.50%, 09/01/37	1,000,000	1,359,232
5.35%, 09/01/40	3,000,000	3,679,398
Crown Castle Towers LLC
5.50%, 01/15/17 (c)	1,500,000	1,713,021
6.11%, 01/15/20 (c)	500,000	608,334
Deutsche Telekom International Finance BV, 3.13%, 04/11/16 (c)	2,600,000	2,748,468
France Telecom SA, 4.13%, 09/14/21	1,500,000	1,675,383
Intelsat Jackson Holdings SA Term Loan, 4.50%, 04/02/18 (a)	1,400,000	1,408,456
Rogers Communications Inc., 6.80%, 08/15/18	2,400,000	3,033,773
Telefonica Emisiones SAU
5.43%, 02/03/14, EUR	450,000	607,815
4.67%, 02/07/14, EUR	450,000	602,688
4.97%, 02/03/16, EUR	2,300,000	3,155,226
6.42%, 06/20/16	500,000	542,500
Telstra Corp. Ltd., 4.80%, 10/12/21 (c)	2,000,000	2,282,800
Verizon Wireless Capital LLC, 8.50%, 11/15/18	3,000,000	4,181,793
		27,598,887
UTILITIES - 4.5%
Appalachian Power Co., 5.00%, 06/01/17	2,000,000	2,299,112
CMS Energy Corp., 5.05%, 02/15/18	1,500,000	1,694,702
Constellation Energy Group Inc., 5.15%, 12/01/20	2,500,000	2,938,367
Duquesne Light Holdings Inc., 5.90%, 12/01/21 (c)	1,400,000	1,672,910
Energy Future Holdings Corp.
6.88%, 08/15/17 (c)	3,000,000	3,037,500
10.00%, 12/01/20	1,400,000	1,529,500
IPALCO Enterprises Inc., 7.25%, 04/01/16 (c)	1,400,000	1,559,251
Jersey Central Power & Light Co., 4.80%, 06/15/18	3,000,000	3,282,552
MidAmerican Energy Holdings Co., 5.95%, 05/15/37	1,500,000	1,931,084
NRG Energy Inc., 6.63%, 03/15/23 (c) (e)	2,000,000	2,060,000
Puget Energy Inc., 6.50%, 12/15/20	1,500,000	1,710,645
Virginia Electric and Power Co., 2.95%, 01/15/22	3,000,000	3,189,915
Western Massachusetts Electric Co., 3.50%, 09/15/21	1,000,000	1,063,786
		27,969,324
Total Corporate Bonds and Notes (cost $392,507,058)		415,475,075

GOVERNMENT AND AGENCY OBLIGATIONS - 27.0%

GOVERNMENT SECURITIES - 23.0%
Municipals - 1.5%
City of New York, 5.97%, 03/01/36	1,000,000	1,289,860
Los Angeles Community College District, 6.75%, 08/01/49	1,165,000	1,596,469
Metropolitan Transportation Authority, 6.81%, 11/15/40	1,000,000	1,330,130
New Jersey State Turnpike Authority, 7.10%, 01/01/41	1,420,000	2,046,007
Port Authority of New York & New Jersey, GO, 4.93%, 10/01/51	1,000,000	1,120,280
Sacramento Municipal Utility District, 6.16%, 05/15/36	1,000,000	1,227,930
Triborough Bridge & Tunnel Authority, GO, 5.50%, 11/15/39	1,000,000	1,173,640
		9,784,316
Sovereign - 5.8%
Italy Buoni Poliennali Del Tesoro
4.50%, 07/15/15, EUR	5,500,000	7,434,182
3.75%, 08/01/15, EUR	4,000,000	5,305,890
4.75%, 09/15/16, EUR	5,000,000	6,818,747
Russian Foreign Bond, 3.25%, 04/04/17 (c)	3,800,000	4,032,522
Spain Government Bond
3.40%, 04/30/14, EUR	4,300,000	5,610,465
3.75%, 10/31/15, EUR	1,000,000	1,293,823

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
3.25%, 04/30/16, EUR	4,250,000	5,391,438
		35,887,067
U.S. Treasury Securities - 15.7%
U.S. Treasury Bond
3.13%, 02/15/42 (j)	13,800,000	14,628,000
3.00%, 05/15/42	3,600,000	3,718,688
U.S. Treasury Note
2.00%, 11/15/21 (j)	36,900,000	38,329,875
2.00%, 02/15/22	15,835,000	16,397,887
1.75%, 05/15/22	17,405,000	17,576,335
1.63%, 08/15/22	6,500,000	6,464,452
		97,115,237
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 4.0%
Federal National Mortgage Association - 4.0%
Federal National Mortgage Association, 4.00%, 11/15/40, TBA (h)	23,000,000	24,627,968

Total Government and Agency Obligations (cost $165,091,899)		167,414,588

PURCHASED OPTIONS - 0.1%
Interest Rate Put Swaption, 3 month LIBOR versus 3.45% fixed, Expiration 09/21/15, DUB	50	385,997
Total Purchased Options (cost $396,342)		385,997

SHORT TERM INVESTMENTS - 8.2%

Commercial Paper - 0.2%
Ford Motor Credit Co. LLC, 1.06%, 11/16/12	$1,000,000	999,562
Repurchase Agreements - 0.6%
Repurchase Agreement with JPM, 0.45% (Collateralized by $3,210,000 U.S. Treasury Note, 4.13%, due 05/15/15, value $3,528,026) acquired on 10/31/12, due 11/01/12 at $3,500,044	3,500,000	3,500,000
Securities Lending Collateral - 1.0%
BlackRock Liquidity Funds TempFund Portfolio, 0.24% (i)	4,000,000	4,000,000
Repurchase Agreement with CSI, 0.27% (Collateralized by $450,663 U.S. Treasury Bond Strip, due 02/15/14-11/15/28, value $357,120 and $2,840,892 U.S. Treasury Note Strip, due 11/15/12-05/15/41, value $2,143,371) acquired on 10/31/12, due 11/01/12 at $2,451,476	$2,451,458	2,451,458
		6,451,458
Treasury Securities - 6.4%
U.S. Treasury Bill
0.14%, 02/21/13 (j)	739,000	738,730
0.20%, 03/07/13 (j)	10,600,000	10,595,177
0.13%, 03/14/13	2,100,000	2,098,992
0.17%, 05/30/13	291,000	290,733
0.18%, 07/25/13 (j)	1,920,000	1,917,698
0.16%, 08/22/13	12,700,000	12,682,906
0.18%, 10/17/13	11,061,000	11,042,484
		39,366,720
Total Short Term Investments (cost $50,315,464)		50,317,740

Total Investments - 104.3% (cost $619,492,359)		645,411,313
Other Assets and Liabilities, Net - (4.3%)		(26,370,950)
Total Net Assets - 100.0%		$619,040,363

†	Par amounts are listed in United States Dollars unless otherwise noted.
(a)	Variable rate security. Rate stated was in effect as of October 31, 2012.
(b)

Restricted security. Restricted as to public resale. Restricted security or Rule 144A or Section 4(2) of the Securities Act of 1933, as amended, provides an exemption from the registration requirements for resale of the security to an institutional investor. See Restricted Securities in the Schedules of Investments.

(c)

Rule 144A or Section 4(2) liquid security. Rule 144A or Section 4(2) of the Securities Act of 1933, as amended, provides an exemption from the registration requirements for resale of this security to an institutional investor. The Sub-Adviser deemed this security to be liquid based on procedures approved by the Trust’s Board of Trustees. As of October 31, 2012, the value of Rule 144A and Section 4(2) liquid securities was $103,241,505.

(d)

Security fair valued in good faith in accordance with the procedures approved by the Trust’s Board of Trustees. Good faith fair valued securities may be classified as Level 2 or Level 3 for Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurements and Disclosures” based on the applicable valuation inputs. See FASB ASC Topic 820 “Fair Value Measurements and Disclosures” in the Notes to the Financial Statements.

(e)	All or portion of the security was on loan.
(f)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(g)	Perpetual maturity security. Interest rate is fixed until the first call date and variable thereafter.
(h)	Investment purchased on a delayed delivery basis. As of October 31, 2012, the total cost of investments purchased on a delayed delivery basis was $24,666,563.
(i)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of October 31, 2012.
(j)	All or a portion of the security is pledged or segregated as collateral. See the Notes to the Financial Statements.

Investments by Country*:	Percentage of Total Long-Term Investments
Australia	2.3%
Belgium	0.9
Brazil	3.0
Canada	1.9
Chile	0.1
France	1.4
Germany	0.5
Ireland	0.1
Israel	0.3
Italy	3.3
Japan	0.1
Luxembourg	0.3
Mexico	0.7
Netherlands	0.7
Norway	0.3
Peru	0.2
Russian Federation	3.0
South Korea	0.4
Spain	3.1
Switzerland	0.2
United Kingdom	5.1
United States	72.1
Total Long-Term Investments	100.0%

*The country table is presented for this Fund because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

See accompanying Notes to Financial Statements.

Restricted Securities - Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the Securities Exchange Act of 1933, as amended.  The following table details restricted securities, including Rule 144A securities that have been deemed illiquid, held by the Fund at October 31, 2012.

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets
BAA Funding Ltd., 2.50%, 06/25/15	06/19/2012	$1,099,261	$1,136,156	0.2%
Banco Santander Chile, 3.88%, 09/20/22	09/20/2012	603,767	619,340	0.1
Caixa Economica Federal, 3.50%, 11/07/22	10/31/2012	796,384	800,103	0.1
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 4.75%, 01/15/20	12/14/2011	1,351,787	1,490,398	0.2
Corp. Nacional del Cobre de Chile, 3.00%, 07/17/22	07/11/2012	197,393	201,912	—
Experian Finance Plc, 2.38%, 06/15/17	06/27/2012	1,194,952	1,228,517	0.2
Heineken NV, 2.75%, 04/01/23	10/03/2012	299,436	303,093	—
ING Bank NV, 2.00%, 09/25/15	09/19/2012	997,206	1,008,133	0.2
Kraft Foods Group Inc., 3.50%, 06/06/22	05/31/2012	396,524	433,689	0.1
Kraft Foods Group Inc., 6.13%, 08/23/18	07/25/2012	3,258,785	3,346,199	0.5
Nippon Life Insurance Co., 5.00%, 10/18/42	10/12/2012	600,000	618,999	0.1
Rockies Express Pipeline LLC, 3.90%, 04/15/15	10/12/2012	594,838	594,000	0.1
SBA Tower Trust, 4.25%, 04/15/15	12/12/2011	1,022,431	1,051,036	0.2
SBA Tower Trust, 5.10%, 04/15/17	01/24/2012	1,070,930	1,110,799	0.2
SSIF Nevada LP, 1.04%, 04/14/14	12/14/2011	1,485,929	1,506,333	0.2
SteelRiver Transmission Co. LLC, 4.71%, 06/30/17	01/20/2012	266,093	266,310	—
Texas Eastern Transmission LP, 2.80%, 10/15/22	10/22/2012	1,497,036	1,508,152	0.2
VTB Bank OJSC, 6.95%, 10/17/22	10/08/2012	1,500,000	1,549,425	0.3
Xstrata Finance Canada Ltd., 2.45%, 10/25/17	10/19/2012	1,697,154	1,695,648	0.3
		$19,929,906	$20,468,242	3.2%

Schedule of Written Options

	Expiration Date	Exercise Price	Contracts	Value

Interest Rate Swaptions
Call Swaption, 3 month LIBOR versus 0.75% fixed, DUB	03/18/2013	N/A	36	$(6,979)
Call Swaption, 3 month LIBOR versus 1.50% fixed, GSB	12/28/2012	N/A	94	(30,469)
Call Swaption, 3 month LIBOR versus 1.70% fixed, DUB	03/18/2013	N/A	191	(710,201)
Call Swaption, 3 month LIBOR versus 1.70% fixed, MSC	03/18/2013	N/A	23	(85,521)
Put Swaption, 3 month LIBOR versus 1.40% fixed, DUB	03/18/2018	N/A	36	(4,506)
Put Swaption, 3 month LIBOR versus 1.50% fixed, GSB	12/28/2012	N/A	94	(23,442)
Put Swaption, 3 month LIBOR versus 1.70% fixed, DUB	03/18/2013	N/A	191	(8,015)
Put Swaption, 3 month LIBOR versus 1.70% fixed, MSC	03/18/2013	N/A	23	(965)
Put Swaption, 3 month LIBOR versus 2.50% fixed, DUB	09/21/2015	N/A	208	(366,993)
			896	$(1,237,091)

Summary of Written Options

	Contracts	Premiums
Options outstanding at November 3, 2011	—	$—
Options written during the period	1,279	1,421,730
Options closed during the period	(271)	(272,355)
Options expired during the period	(112)	(20,985)
Options outstanding at October 31, 2012	896	$1,128,390

See accompanying Notes to Financial Statements.

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/(Loss)

BRL/USD	12/04/2012	BCL	BRL	8,704,000	$4,266,483	$16,483
BRL/USD	12/04/2012	BCL	BRL	2,946,545	1,444,323	(5,677)
BRL/USD	02/04/2013	UBS	BRL	11,335,896	5,509,210	8,484
CAD/USD	12/20/2012	DUB	CAD	1,251,000	1,251,260	(31,073)
CNY/USD	02/01/2013	BCL	CNY	21,133,318	3,358,561	47,478
EUR/USD	11/02/2012	CSI	EUR	173,000	224,233	(1,688)
KRW/USD	12/06/2012	BCL	KRW	811,976,000	743,078	26,861
MXN/USD	12/03/2012	BOA	MXN	9,635,000	733,514	20,497
MXN/USD	12/03/2012	MSC	MXN	14,362,075	1,093,387	23,387
MXN/USD	04/03/2013	MSC	MXN	23,997,075	1,804,028	(46,071)
NOK/USD	11/21/2012	DUB	NOK	7,390,000	1,295,291	36,840
PHP/USD	03/25/2013	UBS	PHP	32,250,000	781,835	301
SGD/USD	01/25/2013	UBS	SGD	1,908,977	1,564,982	16,022
USD/AUD	11/21/2012	BCL	AUD	(5,241,000)	(5,431,991)	(91,035)
USD/AUD	11/21/2012	BCL	AUD	(104,000)	(107,790)	(263)
USD/BRL	12/04/2012	MSC	BRL	(314,649)	(154,233)	(1,558)
USD/BRL	12/04/2012	UBS	BRL	(11,335,896)	$(5,556,573)	$(11,992)
USD/CNY	02/01/2013	BCL	CNY	(4,670)	(742)	(11)
USD/CNY	02/01/2013	BCL	CNY	(14,629,959)	(2,325,031)	(33,011)
USD/CNY	02/01/2013	DUB	CNY	(6,498,690)	(1,032,788)	(8,808)
USD/EUR	01/15/2013	BOA	EUR	(36,315,000)	(47,106,504)	111,457
USD/EUR	01/15/2013	BCL	EUR	(1,171,000)	(1,518,979)	14,820
USD/EUR	11/02/2012	DUB	EUR	(1,052,000)	(1,363,542)	6,272
USD/EUR	01/15/2013	GSC	EUR	(157,000)	(203,655)	(104)
USD/EUR	01/15/2013	GSC	EUR	(13,000)	(16,863)	(2)
USD/EUR	01/15/2013	DUB	EUR	(875,000)	(1,135,018)	341
USD/GBP	12/12/2012	BNP	GBP	(224,000)	(361,432)	(5,248)
USD/GBP	12/12/2012	CSI	GBP	(296,000)	(477,607)	(1,048)
USD/GBP	12/12/2012	DUB	GBP	(1,025,000)	(1,653,875)	(5,260)
USD/GBP	12/12/2012	BCL	GBP	(517,000)	(834,198)	(4,795)
USD/MXN	12/03/2012	MSC	MXN	(23,997,075)	(1,826,902)	45,413
					$(47,037,538)	$127,012

Schedule of Interest Rate Swap Agreements

Over the Counter Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Fund Paying Floating Rate	Fixed Rate	Expiration Date		Notional Amount(1)	Unrealized Appreciation / (Depreciation)
BBP	3- Month South African Johannesburg Interbank Rate	Paying	6.00%	03/20/2018	ZAR	13,200,000	$(10,486)
BBP	Mexican Interbank Rate	Paying	5.60%	09/06/2016	MXN	22,600,000	5,157
BBP	Mexican Interbank Rate	Paying	5.60%	09/06/2016	MXN	54,800,000	15,200
BBP	Mexican Interbank Rate	Paying	5.50%	09/13/2017	MXN	16,200,000	5,839
BOA	Mexican Interbank Rate	Paying	5.50%	09/13/2017	MXN	2,600,000	1,152
BOA	Mexican Interbank Rate	Paying	5.50%	09/13/2017	MXN	9,200,000	2,089
GSB	3- Month South African Johannesburg Interbank Rate	Paying	6.00%	09/19/2017	ZAR	17,000,000	(10,652)
GSB	Brazil Interbank Deposit Rate	Paying	8.26%	01/02/2015	BRL	100,000,000	459,887
GSB	Mexican Interbank Rate	Paying	5.60%	09/06/2016	MXN	8,500,000	6,782
GSB	Mexican Interbank Rate	Paying	5.60%	09/06/2016	MXN	39,000,000	19,065
GSB	Mexican Interbank Rate	Paying	5.50%	09/13/2017	MXN	9,300,000	3,919
MSC	Brazil Interbank Deposit Rate	Paying	8.63%	01/02/2015	BRL	50,000,000	247,193
MSC	Mexican Interbank Rate	Paying	5.60%	09/06/2016	MXN	240,000,000	165,996
MSC	Mexican Interbank Rate	Paying	5.00%	09/13/2017	MXN	20,000,000	(24,773)
MSC	Mexican Interbank Rate	Paying	5.25%	09/06/2019	MXN	78,900,000	(96,579)
							$789,789

Centrally Cleared Interest Rate Swap Agreements

N/A	6-Month Australian Bank Bill	Paying	4.00%	03/15/2023	AUD	7,600,000	$174,535

Schedule of Credit Default Swap Agreements

Over the Counter Credit Default Swap Agreements

Counterparty	Reference Obligation	Implied Credit Spread (3)	Fixed Rate (6)	Expiration Date	Notional Amount (1),(5)	Value (4)	Unrealized Appreciation / (Depreciation)
Credit default swap agreements - sell protection (2)
BNP	Alcoa Inc., 5.72%, 02/23/2019	2.73%	1.00%	03/20/2017	$(1,000,000)	$(68,919)	$47,420
GSI	Australian Government Bond, 6.50%, 05/15/2013	0.31%	1.00%	12/20/2016	(2,300,000)	60,806	38,449
BBP	CDX.NA.IG-17	N/A	1.00%	12/20/2016	(4,830,000)	39,590	24,504
MSS	CDX.NA.IG-17	N/A	1.00%	12/20/2021	(75,000)	(1,810)	8,832
BOA	CDX.NA.IG-18	N/A	1.00%	06/20/2017	(8,200,000)	38,857	125,847
BOA	CDX.NA.IG-18	N/A	1.00%	06/20/2022	(12,200,000)	(330,349)	39,851
CSI	CDX.NA.IG-18	N/A	1.00%	06/20/2017	(23,325,000)	110,529	200,532
DUB	CDX.NA.IG-18	N/A	1.00%	06/20/2017	(2,000,000)	9,477	(1,234)

See accompanying Notes to Financial Statements.

Counterparty	Reference Obligation	Implied Credit Spread (3)	Fixed Rate (6)	Expiration Date	Notional Amount (1),(5)	Value (4)	Unrealized Appreciation / (Depreciation)
GSI	CDX.NA.IG-18	N/A	1.00%	06/20/2017	$(2,875,000)	$13,624	$30,979
MSS	CDX.NA.IG-18	N/A	1.00%	06/20/2017	(13,210,000)	62,597	48,633
BNP	CDX.NA.IG-19	N/A	1.00%	12/20/2017	(8,000,000)	2,414	772
BBP	Citigroup Inc., 6.13%, 05/15/2018	1.59%	1.00%	12/20/2017	(2,075,000)	(50,401)	1,404
BBP	Federal Republic of Germany, 6.00%, 06/20/2016	0.30%	0.25%	09/20/2017	(2,200,000)	29	67,476
BOA	Federal Republic of Germany, 6.00%, 06/20/2016	0.30%	0.25%	09/20/2017	(800,000)	10	25,696
BOA	Federal Republic of Germany, 6.00%, 06/20/2016	0.30%	0.25%	09/20/2017	(1,000,000)	13	28,108
DUB	Federated Republic of Brazil, 12.25%, 03/06/2030	0.81%	1.00%	06/20/2017	(4,100,000)	(3,698)	55,950
MSC	Federated Republic of Brazil, 12.25%, 03/06/2030	0.92%	1.00%	12/20/2016	(6,500,000)	26,072	147,390
BBP	Ford Motor Co., 6.50%, 08/01/2018	1.72%	5.00%	12/20/2015	(2,100,000)	218,219	54,645
DUB	Ford Motor Co., 6.50%, 08/01/2018	2.40%	5.00%	12/20/2017	(800,000)	104,386	10,168
BNP	General Electric Capital Corp., 5.63%, 09/15/2017	1.16%	1.00%	03/20/2017	(5,000,000)	(35,271)	236,530
BBP	Goldman Sachs Group Inc., 5.95%, 01/18/2018	1.86%	1.00%	12/20/2017	(2,650,000)	(98,625)	4,399
BBP	Japanese Government Bond, 2.00%, 03/21/2022	0.81%	1.00%	09/20/2017	(400,000)	5,476	3,915
BOA	Japanese Government Bond, 2.00%, 03/21/2022	0.81%	1.00%	09/20/2017	(700,000)	9,582	6,937
GSI	Japanese Government Bond, 2.00%, 03/21/2022	0.66%	1.00%	12/20/2016	(3,300,000)	59,014	97,799
GSI	Japanese Government Bond, 2.00%, 03/21/2022	0.81%	1.00%	09/20/2017	(500,000)	6,845	4,732
MSS	Japanese Government Bond, 2.00%, 03/21/2022	0.81%	1.00%	09/20/2017	(300,000)	4,107	2,973
DUB	MCDX.18-V1	N/A	1.00%	06/20/2017	(1,400,000)	(29,003)	8,698
BNP	Morgan Stanley, 6.60%, 04/01/2012	0.71%	1.00%	03/20/2013	(1,700,000)	2,196	33,526
BOA	NRG Energy Inc., 8.50%, 06/15/2019	4.00%	5.00%	06/20/2017	(900,000)	36,831	84,456
GSI	NRG Energy Inc., 8.50%, 06/15/2019	4.00%	5.00%	06/20/2017	(1,400,000)	57,293	128,265
GSI	NRG Energy Inc., 8.50%, 06/15/2019	4.00%	5.00%	06/20/2017	(1,600,000)	65,477	185,589
BOA	People’s Republic of China, 4.25%, 10/28/2014	0.59%	1.00%	09/20/2017	(3,000,000)	51,361	82,564
DUB	People’s Republic of China, 4.75%, 10/29/2013	0.59%	1.00%	09/20/2017	(3,500,000)	59,921	99,870
DUB	People’s Republic of China, 4.75%, 10/29/2013	1.03%	1.00%	09/20/2022	(1,100,000)	(6,861)	31,872
MSC	People’s Republic of China, 4.75%, 10/29/2013	0.43%	1.00%	12/20/2016	(4,000,000)	83,893	137,229
BBP	Prudential Financial Inc., 4.50%, 07/15/2013	1.56%	1.00%	12/20/2017	(1,500,000)	(50,816)	(2,841)
DUB	Republic of Korea, 4.88%, 09/22/2014	0.43%	1.00%	12/20/2016	(5,000,000)	104,993	197,169
BNP	Rio Tinto Finance USA Ltd., 6.50%, 07/15/2018	0.92%	1.00%	03/20/2017	(2,000,000)	3,443	73,593
GSI	Russia - Eurobond, 7.50%, 03/31/2030	1.25%	1.00%	12/20/2016	(2,300,000)	(26,870)	124,874
GSI	Russia - Eurobond, 7.50%, 03/31/2030	1.45%	1.00%	09/20/2017	(900,000)	(20,848)	30,822
CSI	Telecom Italia S.p.A, 5.38%, 01/29/2019	2.64%	1.00%	12/20/2015	(648,071)	(27,573)	(1,905)
CSI	Telecom Italia S.p.A, 5.38%, 01/29/2019	2.64%	1.00%	12/20/2015	(388,843)	(16,544)	(13)
CSI	Telefonica Emisiones SAU, 4.38%, 02/02/2016	1.10%	1.00%	03/20/2014	(2,000,000)	(5,313)	46,473
BOA	Tokyo Electric Power Co., 0.68%, 05/30/2013	2.41%	1.00%	12/20/2013	(1,002,130)	(13,859)	165,610
DUB	UK Gilt Treasury Bond, 4.25%, 06/07/2032	0.19%	1.00%	12/20/2016	(3,000,000)	103,885	96,413
MSC	UK Gilt Treasury Bond, 4.25%, 06/07/2032	0.27%	1.00%	09/20/2017	(3,300,000)	120,880	50,429
BNP	United Mexican States, 5.95%, 03/19/2019	0.94%	1.00%	09/20/2017	(2,600,000)	5,104	44,586
CSI	United Mexican States, 5.95%, 03/19/2019	0.94%	1.00%	09/20/2017	(100,000)	196	1,452
DUB	United Mexican States, 5.95%, 03/19/2019	0.94%	1.00%	06/20/2017	(200,000)	393	2,794
GSI	United Mexican States, 5.95%, 03/19/2019	0.94%	1.00%	09/20/2017	(1,300,000)	2,552	24,529
MSC	United Mexican States, 5.95%, 03/19/2019	0.79%	1.00%	12/20/2016	(6,000,000)	49,913	154,864
					$(161,279,044)	$733,218	$3,113,625

See accompanying Notes to Financial Statements.

Centrally Cleared Credit Default Swap Agreements

Counterparty	Reference Obligation	Fixed Rate (6)	Expiration Date	Notional Amount (1),(5)	Value (4)	Unrealized Appreciation / (Depreciation)
Credit default swap agreements - sell protection (2)
N/A	CDX.NA.IG-18	1.00%	06/20/2022	$(31,000,000)	$(852,590)	$185,949
N/A	CDX.NA.IG-19	1.00%	12/20/2017	(80,250,000)	24,853	(71,360)
N/A	CDX.NA.IG-19	1.00%	12/20/2022	(3,200,000)	(108,811)	(16,789)
				$(114,450,000)	$(936,548)	$97,800

(1)Notional amount is stated in USD unless otherwise noted.

(2)If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(3)Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues and sovereign issues serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.  The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.  Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

(4)The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

(6)If the Fund is a seller of protection, the Fund receives the fixed rate.

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Curian/PIMCO Total Return Fund

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 6.8%
ACE Securities Corp. REMIC, 1.25%, 10/25/34 (a)	$3,388,380	$2,955,796
Asset Backed Securities Corp. Home Equity REMIC, 1.56%, 04/15/33 (a)	2,435,658	2,172,826
Banc of America Funding Corp. REMIC, 5.00%, 02/20/35 (a)	1,024,898	1,026,255
Bear Stearns Commercial Mortgage Securities Inc. REMIC, 5.47%, 01/12/45 (a)	700,000	815,302
Citigroup Commercial Mortgage Trust REMIC, 5.70%, 06/10/17 (a)	450,000	533,556
Citigroup Mortgage Loan Trust Inc. REMIC, 2.57%, 10/25/35 (a)	224,560	206,567
Commercial Mortgage Pass-Through Certificates REMIC, 5.38%, 02/15/40	700,000	775,821
Countrywide Asset-Backed Certificates REMIC, 0.96%, 06/25/34 (a)	6,700,000	5,588,296
Delta Air Lines Inc. Pass-Through Trust
6.20%, 07/02/18	170,410	188,303
7.75%, 12/17/19	328,516	374,935
Delta Funding Corp. Home Equity Loan Trust, 2.09%, 12/25/31 (a)	6,210,737	5,229,006
First Horizon Alternative Mortgage Securities REMIC, 2.58%, 06/25/34 (a)	948,339	929,109
First Horizon Asset Securities Inc. REMIC, 2.59%, 06/25/35 (a)	3,138,778	2,884,132
Greenwich Capital Commercial Funding Corp. REMIC, 5.44%, 03/10/39	1,200,000	1,382,330
GSAA Home Equity Trust REMIC, 0.48%, 06/25/35 (a)	1,187,137	1,106,872
GSR Mortgage Loan Trust REMIC, 2.66%, 09/25/35 (a)	2,378,526	2,388,789
Indymac Index Mortgage Loan Trust REMIC, 0.46%, 01/25/16 (a)	1,321,281	964,919
JPMorgan Chase Commercial Mortgage Securities Corp. REMIC
5.34%, 05/15/47	1,400,000	1,609,380
5.42%, 01/15/49	400,000	463,189
JPMorgan Mortgage Trust REMIC, 5.50%, 04/25/36	357,944	358,523
Merit Securities Corp. REMIC, 0.83%, 04/28/27 (a) (c)	85,512	69,463
Merrill Lynch/Countrywide Commercial Mortgage Trust REMIC, 5.49%, 03/12/51 (a)	1,500,000	1,711,670
Morgan Stanley Capital I Trust REMIC, 5.81%, 12/12/49	1,000,000	1,193,569
Morgan Stanley Mortgage Loan Trust REMIC, 0.47%, 04/25/35 (a)	415,895	382,623
Morgan Stanley Re-REMIC Trust, 5.79%, 08/12/45 (a) (c)	1,500,000	1,766,226
MortgageIT Trust REMIC, 0.51%, 08/25/35 (a)	1,583,967	1,388,428
Northwest Airlines 2000-1 Pass-Through Trust, 7.15%, 10/01/19	7,149,609	7,596,460
Panhandle-Plains Higher Education Authority Inc. REMIC, 1.49%, 10/01/35 (a)	4,383,264	4,446,787
PHH Mortgage Capital LLC REMIC, 5.59%, 07/18/35 (a)	2,237,600	2,295,901
Provident Funding Mortgage Loan Trust REMIC, 2.91%, 10/25/35 (a)	1,592,080	1,557,728
SBA Tower Trust, 5.10%, 04/15/17 (b)	100,000	111,080
SLM Student Loan Trust, 1.31%, 08/15/23 (a) (c)	8,712,930	8,765,251
Soundview Home Equity Loan Trust REMIC, 0.34%, 12/25/36 (a)	880,516	788,243
Soundview Home Loan Trust, 0.45%, 07/25/36	1,900,000	882,079
Wachovia Bank Commercial Mortgage Trust REMIC, 5.34%, 12/15/43	1,000,000	1,146,340
Washington Mutual Mortgage Pass-Through Certificates REMIC
2.48%, 08/25/35 (a)	649,510	650,524
1.35%, 11/25/42 (a)	5,822,656	5,392,508

Total Non-U.S. Government Agency Asset-Backed Securities (cost $67,791,747)		72,098,786

CORPORATE BONDS AND NOTES - 22.4%

CONSUMER DISCRETIONARY - 0.3%
Time Warner Cable Inc., 6.20%, 07/01/13	1,700,000	1,763,153
WMG Acquisition Corp., 6.00%, 01/15/21 (b)	1,500,000	1,503,750
		3,266,903
CONSUMER STAPLES - 0.2%
Cadbury Schweppes U.S. Finance LLC, 5.13%, 10/01/13 (c)	1,400,000	1,451,075
General Mills Inc., 5.25%, 08/15/13	700,000	725,801
		2,176,876
ENERGY - 1.0%
Gazprom OAO
8.13%, 07/31/14 (c)	600,000	657,864
6.21%, 11/22/16 (c) (d)	700,000	779,954
8.15%, 04/11/18 (c)	1,300,000	1,592,669
7.20%, 02/01/20	127,953	143,307
8.63%, 04/28/34	1,900,000	2,724,410
Peabody Energy Corp., 6.50%, 09/15/20 (d)	100,000	106,000
Petrobras International Finance Co.
7.88%, 03/15/19	300,000	379,809
5.75%, 01/20/20	1,200,000	1,384,177
Petroleos Mexicanos
8.00%, 05/03/19	200,000	262,000
5.50%, 01/21/21	200,000	233,500
5.50%, 06/27/44	200,000	218,000
Tennessee Gas Pipeline Co., 8.00%, 02/01/16	800,000	960,527
TNK-BP Finance SA
7.50%, 07/18/16	900,000	1,028,115
7.25%, 02/02/20	100,000	118,439
		10,588,771
FINANCIALS - 16.4%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.70%, 08/07/18 (c)	350,000	451,822
8.70%, 08/07/18	200,000	258,184
Ally Financial Inc.
7.50%, 12/31/13	1,500,000	1,591,875
6.75%, 12/01/14	900,000	969,750
American Express Bank FSB, 6.00%, 09/13/17	3,300,000	4,016,173
American Express Co.
7.00%, 03/19/18	1,400,000	1,775,673
6.80%, 09/01/66 (a)	3,489,000	3,789,926
American International Group Inc.
5.85%, 01/16/18	1,000,000	1,168,387
8.25%, 08/15/18	2,500,000	3,247,617
6.40%, 12/15/20	800,000	982,478

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
ANZ National International Ltd., 6.20%, 07/19/13 (c)	800,000	829,608
Banco do Brasil SA
4.50%, 01/22/15 (c)	1,300,000	1,365,000
6.00%, 01/22/20 (c)	400,000	467,000
Banco Mercantil del Norte SA, 4.38%, 07/19/15 (c)	2,900,000	3,052,250
Banco Santander Brasil SA
2.49%, 03/18/14 (a) (c)	7,700,000	7,582,021
4.25%, 01/14/16 (c)	1,000,000	1,035,000
Bank of America Corp.
0.88%, 05/23/17 (a), EUR	1,200,000	1,415,388
7.63%, 06/01/19	800,000	1,014,488
Barclays Bank Plc, 2.38%, 01/13/14	600,000	612,127
BNP Paribas SA, 1.25%, 01/10/14 (a)	1,300,000	1,302,256
Cantor Fitzgerald LP, 7.88%, 10/15/19 (b)	850,000	873,411
CBA Capital Trust II, 6.02%, (callable at 100 beginning 03/15/16) (c) (d) (e)	4,400,000	4,488,000
Citigroup Inc.
5.00%, 09/15/14	4,900,000	5,187,008
2.13%, 05/15/18 (a)	500,000	497,415
Credit Agricole Home Loan SFH, 1.07%, 07/21/14 (a) (b)	1,800,000	1,783,183
Credit Agricole SA
8.13% (callable at 100 beginning 10/26/19) (e), GBP	700,000	1,039,263
1.77%, 01/21/14 (a) (b) (d)	1,500,000	1,507,194
Dexia Credit Local SA, 2.75%, 04/29/14	2,100,000	2,122,019
Export-Import Bank of Korea, 4.00%, 01/29/21	600,000	657,869
FCE Bank Plc, 7.13%, 01/15/13, EUR	1,900,000	2,492,149
Ford Motor Credit Co. LLC
8.00%, 06/01/14	1,800,000	1,964,488
6.63%, 08/15/17	1,000,000	1,169,156
5.88%, 08/02/21	1,300,000	1,496,824
Goldman Sachs Group Inc., 3.30%, 05/03/15	1,600,000	1,671,054
HBOS Plc
1.11%, 09/06/17 (a)	2,571,000	2,137,786
6.75%, 05/21/18 (b)	900,000	954,000
HSBC Finance Corp., 0.85%, 06/01/16 (a)	1,100,000	1,058,382
ICICI Bank Ltd., 5.75%, 11/16/20	2,700,000	2,937,451
Industrial Bank of Korea, 3.75%, 09/29/16 (c)	1,500,000	1,603,920
International Lease Finance Corp., 6.63%, 11/15/13	1,300,000	1,358,500
Intesa Sanpaolo SpA, 2.83%, 02/24/14 (a) (b)	1,700,000	1,676,334
JPMorgan Chase & Co.
7.90% (callable at 100 beginning 04/30/18) (e)	4,100,000	4,722,093
6.30%, 04/23/19	700,000	863,275
JPMorgan Chase Capital XXIII, 1.43%, 05/15/47 (a)	3,878,000	2,865,384
KeyBank NA, 7.41%, 05/06/15	10,000,000	11,341,750
Korea Development Bank, 8.00%, 01/23/14	100,000	108,141
LBG Capital No.1 Plc, 7.88%, 11/01/20 (b)	3,000,000	3,082,500
LBG Capital No.2 Plc, 11.25%, 09/14/23, GBP	400,000	693,530
Merrill Lynch & Co. Inc.
6.40%, 08/28/17	14,700,000	17,333,681
6.88%, 04/25/18	2,800,000	3,380,672
Morgan Stanley
2.94%, 05/14/13 (a)	1,000,000	1,009,707
5.38%, 10/15/15	4,000,000	4,360,120
5.95%, 12/28/17	1,900,000	2,156,192
7.30%, 05/13/19	1,200,000	1,443,982
Nationwide Building Society, 6.25%, 02/25/20 (b)	1,400,000	1,637,742
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 06/30/21 (c) (d)	485,000	558,963
Pacific LifeCorp., 6.00%, 02/10/20 (c)	8,700,000	9,633,136
PNC Preferred Funding Trust I, 2.04%, (callable at 100 beginning 03/15/17) (a) (c) (e)	400,000	340,000
Sberbank of Russia
4.95%, 02/07/17 (c)	200,000	211,996
6.13%, 02/07/22 (c)	200,000	223,806
SLM Corp.
5.14%, 06/15/16	10,000,000	9,999,570
8.45%, 06/15/18	1,500,000	1,782,645
8.00%, 03/25/20	900,000	1,042,308
Societe Generale SA
9.38% (callable at 100 beginning 09/04/19) (e), EUR	1,200,000	1,613,698
1.40%, 04/11/14 (a) (c)	7,200,000	7,174,001
UBS Preferred Funding Trust V, 6.24%, (callable at 100 beginning 05/15/16) (d) (e)	9,400,000	9,400,000
White Nights Finance BV, 10.50%, 03/25/14	100,000	110,840
		172,692,161
HEALTH CARE - 1.7%
HCA Inc.
6.50%, 02/15/20	400,000	442,000
7.25%, 09/15/20	1,150,000	1,272,188
HCA Inc. Extended Term Loan, 6.90%, 05/02/16 (a)	4,070,000	4,047,615
Sanofi-Aventis SA, 0.67%, 03/28/14 (a)	2,800,000	2,813,986
Teva Pharmaceutical Finance Co. BV, 1.21%, 11/08/13 (a)	9,100,000	9,170,625
		17,746,414
INDUSTRIALS - 1.3%
Asciano Finance Ltd., 5.00%, 04/07/18 (c)	3,400,000	3,664,598
RZD Capital Ltd., 5.74%, 04/03/17	200,000	222,000
Union Pacific Corp., 4.16%, 07/15/22	200,000	227,716
United Technologies Corp., 0.69%, 12/02/13 (a)	10,100,000	10,138,077
		14,252,391
MATERIALS - 0.3%
Corp. Nacional del Cobre de Chile, 6.15%, 10/24/36 (c)	100,000	130,476
Gerdau Holdings Inc., 7.00%, 01/20/20 (c)	1,000,000	1,176,000
Gold Fields Orogen Holding BVI Ltd., 4.88%, 10/07/20 (c)	200,000	197,910
GTL Trade Finance Inc.
7.25%, 10/20/17	200,000	232,000
7.25%, 10/20/17 (c)	300,000	348,000
Vale Overseas Ltd.
5.63%, 09/15/19	400,000	456,245
4.63%, 09/15/20	700,000	754,883
		3,295,514
TELECOMMUNICATION SERVICES - 0.6%
America Movil SAB de CV
5.00%, 10/16/19	2,700,000	3,168,213
5.00%, 03/30/20	700,000	823,479
Crown Castle Towers LLC, 5.50%, 01/15/17 (c)	100,000	114,201
Deutsche Telekom International Finance BV, 5.88%, 08/20/13	1,500,000	1,561,035

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Vivendi SA, 2.40%, 04/10/15 (b)	400,000	404,965
		6,071,893
UTILITIES - 0.6%
Centrais Eletricas Brasileiras SA, 6.88%, 07/30/19 (c)	200,000	236,500
Duke Energy Corp., 5.65%, 06/15/13	1,700,000	1,754,327
EDF SA, 4.60%, 01/27/20 (c)	3,000,000	3,421,440
Electricite de France SA, 6.50%, 01/26/19 (c)	900,000	1,112,968
Nakilat Inc., 6.07%, 12/31/33	100,000	123,000
		6,648,235
Total Corporate Bonds and Notes (cost $220,844,446)		236,739,158

GOVERNMENT AND AGENCY OBLIGATIONS - 85.7%

GOVERNMENT SECURITIES - 49.0%
Federal Home Loan Mortgage Corp. - 0.4% (f)
Federal Home Loan Mortgage Corp.
1.00%, 03/08/17	500,000	505,050
5.50%, 08/23/17	2,400,000	2,928,746
2.38%, 01/13/22	600,000	628,811
		4,062,607
Federal National Mortgage Association - 4.6% (f)
Federal National Mortgage Association
1.25%, 01/30/17 (g)	35,300,000	36,159,802
5.00%, 02/13/17 - 05/11/17	4,800,000	5,687,313
1.13%, 04/27/17	1,000,000	1,016,852
5.38%, 06/12/17	4,800,000	5,796,010
		48,659,977
Municipals - 4.3%
American Municipal Power Inc., 8.08%, 02/15/50	2,200,000	3,176,844
Bay Area Toll Authority, 6.91%, 10/01/50	1,000,000	1,418,560
Bay Area Toll Authority, Toll Bridge Revenue, RB - Series S1, 7.04%, 04/01/50	2,000,000	2,871,280
City of New York, 5.00%, 08/01/24	9,100,000	11,179,077
Las Vegas Valley Water District, 7.26%, 06/01/34	10,000,000	11,583,500
Metropolitan Transportation Authority, 5.00%, 11/15/26 - 11/15/27	2,500,000	2,972,980
New Jersey State Turnpike Authority, 7.10%, 01/01/41	2,000,000	2,881,700
New York City Municipal Water Finance Authority, 5.44%, 06/15/43	2,000,000	2,545,540
New York State Dormitory Authority, 5.00%, 12/15/25 - 03/15/29	2,500,000	3,053,649
Ohio Higher Educational Facility Commission, 5.00%, 01/01/38	1,200,000	1,355,964
State of California, 7.60%, 11/01/40	1,000,000	1,411,790
State of Iowa, 6.75%, 06/01/34	400,000	474,288
		44,925,172
Sovereign - 9.9%
Canada Housing Trust No. 1, 2.65%, 03/15/22 (c), CAD	3,100,000	3,208,667
Italy Buoni Poliennali Del Tesoro
4.25%, 08/01/13 - 08/01/14, EUR	12,500,000	16,524,061
2.25%, 11/01/13, EUR	100,000	130,237
3.75%, 12/15/13 - 04/15/16, EUR	13,200,000	17,466,209
3.50%, 06/01/14, EUR	200,000	264,133
6.00%, 11/15/14, EUR	100,000	138,689
2.50%, 03/01/15, EUR	1,100,000	1,422,404
4.50%, 07/15/15, EUR	4,900,000	6,623,180
4.75%, 09/15/16, EUR	6,100,000	8,318,872
Italy Certificati di Credito del Tesoro, 0.00%, 05/30/14 (h), EUR	5,200,000	6,451,338
Mexican Bonos
6.25%, 06/16/16, MXN	9,300,000	736,831
10.00%, 12/05/24, MXN	39,700,000	4,188,189
Province of Ontario, Canada
3.15%, 06/02/22, CAD	4,500,000	4,660,671
2.45%, 06/29/22	5,300,000	5,374,947
4.60%, 06/02/39, CAD	2,000,000	2,402,683
Province of Quebec, Canada
4.50%, 12/01/18 - 12/01/19, CAD	7,200,000	8,161,233
4.25%, 12/01/21, CAD	2,600,000	2,915,306
3.50%, 12/01/22, CAD	1,300,000	1,369,533
Qatar Government International Bond, 6.40%, 01/20/40 (c)	700,000	975,450
Spain Government Bond, 4.00%, 07/30/15, EUR	10,000,000	13,129,796
		104,462,429
Treasury Inflation Index Securities - 6.1%
U.S. Treasury Inflation Indexed Note
0.63%, 07/15/21 (g) (i)	6,439,608	7,368,322
0.13%, 07/15/22 (i)	4,407,964	4,824,653
2.38%, 01/15/25 - 01/15/27 (i)	10,103,854	13,975,331
2.00%, 01/15/26 (i)	6,964,380	9,240,862
1.75%, 01/15/28 (i)	11,876,544	15,565,695
0.75%, 02/15/42 (i)	12,132,645	13,509,894
		64,484,757
U.S. Treasury Securities - 23.7%
U.S. Treasury Bond, 3.13%, 11/15/41 (g)	800,000	849,000
U.S. Treasury Note
0.25%, 09/15/15 - 10/15/15	12,800,000	12,751,719
1.25%, 10/31/15 (g)	12,300,000	12,616,147
1.13%, 05/31/19	3,200,000	3,215,751
1.00%, 06/30/19 (g)	106,700,000	106,233,188
0.88%, 07/31/19	84,300,000	83,140,875
1.00%, 08/31/19 - 09/30/19	6,300,000	6,256,413
1.75%, 05/15/22	9,300,000	9,391,549
1.63%, 08/15/22	15,200,000	15,116,871
		249,571,513
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 36.7%
Federal Home Loan Mortgage Corp. - 6.2%
Federal Home Loan Mortgage Corp.
1.00%, 06/29/17 - 09/29/17	7,700,000	7,772,952
1.25%, 08/01/19	1,100,000	1,099,658
4.50%, 09/01/35 - 12/01/41	14,833,024	15,933,989
5.50%, 08/01/38 - 12/01/38	10,425,545	11,335,575
4.00%, 01/01/41	13,999,996	14,950,560
4.50%, 11/15/42, TBA (j)	4,000,000	4,286,250
REMIC, 0.93%, 05/15/37 (a)	2,287,480	2,298,725
REMIC, 5.00%, 08/15/38	6,746,000	7,457,366
		65,135,075
Federal National Mortgage Association - 30.5%
Federal National Mortgage Association
0.88%, 08/28/17	1,900,000	1,907,940
3.50%, 08/01/20 - 12/01/26	68,991,193	73,251,914
3.00%, 07/01/21 - 09/01/42	25,000,008	26,393,367
3.89%, 07/01/21	1,200,000	1,363,440
3.16%, 05/01/22	798,144	865,656
2.31%, 08/01/22	300,000	307,847
3.00%, 11/15/25 - 11/15/42, TBA (j)	71,000,000	74,887,660
3.50%, 11/15/25 - 11/15/42, TBA (j)	48,000,000	51,074,686
2.50%, 06/01/27 - 07/01/27	2,971,514	3,112,469
2.87%, 09/01/27	800,000	804,976
2.50%, 11/15/27, TBA (j)	6,000,000	6,279,375
4.00%, 11/15/27 - 11/15/40, TBA (j)	30,000,000	32,120,819

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
4.50%, 04/01/29 - 01/01/42	27,894,827	30,220,339
5.50%, 01/01/33 - 11/01/38	959,825	1,052,776
5.50%, 11/12/39, TBA (j)	10,000,000	10,964,062
4.00%, 04/01/41	7,113,781	7,627,633
		322,234,959
Total Government and Agency Obligations (cost $892,496,829)		903,536,489

PREFERRED STOCKS - 0.4%

FINANCIALS - 0.4%
Wells Fargo & Co., Convertible Preferred, 7.50% (l)	3,200	4,000,000
Total Preferred Stocks (cost $3,557,200)		4,000,000

SHORT TERM INVESTMENTS - 3.4%

Securities Lending Collateral - 1.1%
BlackRock Liquidity Funds TempFund Portfolio, 0.24% (k)	500,000	500,000
Repurchase Agreement with CSI, 0.27% (Collateralized by $2,004,578 U.S. Treasury Bond Strip, due 02/15/14-11/15/28, value $1,588,492 and $12,636,481 U.S. Treasury Note Strip, due 11/15/12-05/15/41, value $9,533,859) acquired on 10/31/12, due 11/01/12 at $10,904,332	$10,904,250	10,904,250
		11,404,250
Treasury Securities - 2.3%
Japan Treasury Bill
0.00%, 11/05/12, JPY	1,370,000,000	17,161,253
0.00%, 11/19/12, JPY	200,000,000	2,505,205
Mexico Cetes
0.33%, 11/22/12, MXN	13,060,000	994,867
0.33%, 12/27/12, MXN	15,740,000	1,193,968
Spain Letras del Tesoro
3.74%, 09/20/13, EUR	1,700,000	2,144,390
3.56%, 04/16/14, EUR	300,000	373,191
		24,372,874
Total Short Term Investments (cost $35,941,856)		35,777,124
Total Investments - 118.7% (cost $1,220,632,078)		1,252,151,557
Total Forward Sales Commitments - (0.5%) (proceeds $5,412,031)		(5,393,750)
Other Assets and Liabilities, Net - (18.2%)		(191,761,645)
Total Net Assets - 100.0%		$1,054,996,162

FORWARD SALES COMMITMENTS - 0.5%

GOVERNMENT AND AGENCY OBLIGATIONS - 0.5%
Federal National Mortgage Association - 0.5%
Federal National Mortgage Association, 4.50%, 11/15/42, TBA (j)	$5,000,000	$5,393,750
Total Government and Agency Obligations - 0.5% (proceeds $5,412,031)		$5,393,750

†	Par amounts are listed in United States Dollars unless otherwise noted.
(a)	Variable rate security. Rate stated was in effect as of October 31, 2012.
(b)

Restricted security. Restricted as to public resale. Restricted security or Rule 144A or Section 4(2) of the Securities Act of 1933, as amended, provides an exemption from the registration requirements for resale of the security to an institutional investor. See Restricted Securities in the Schedules of Investments.

(c)

Rule 144A or Section 4(2) liquid security. Rule 144A or Section 4(2) of the Securities Act of 1933, as amended, provides an exemption from the registration requirements for resale of this security to an institutional investor. The Sub-Adviser deemed this security to be liquid based on procedures approved by the Trust’s Board of Trustees. As of October 31, 2012, the value of Rule 144A and Section 4(2) liquid securities was $68,685,235.

(d)	All or portion of the security was on loan.
(e)	Perpetual maturity security. Interest rate is fixed until the first call date and variable thereafter.
(f)	The securities in this category are a direct debt of the agency and not collateralized by mortgages.
(g)	All or a portion of the security is pledged or segregated as collateral. See the Notes to the Financial Statements.
(h)	Security issued with a zero coupon. Income is recognized through the accretion of discount.
(i)	U.S. Treasury inflation indexed note, par amount is adjusted for inflation.
(j)	Investment purchased on a delayed delivery basis. As of October 31, 2012, the total cost of investments purchased on a delayed delivery basis was $180,725,234.
(k)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of October 31, 2012.
(l)	Perpetual security.

See accompanying Notes to Financial Statements.

Restricted Securities - Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the Securities Exchange Act of 1933, as amended.  The following table details restricted securities, including Rule 144A securities that have been deemed illiquid, held by the Fund at October 31, 2012.

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets
Cantor Fitzgerald LP, 7.88%, 10/15/19	01/13/2012	$815,114	$873,411	0.1%
Credit Agricole Home Loan SFH, 1.07%, 07/21/14	12/05/2011	1,752,334	1,783,183	0.2
Credit Agricole SA, 1.77%, 01/21/14	12/05/2011	1,437,366	1,507,194	0.1
HBOS Plc, 6.75%, 05/21/18	11/09/2011	773,641	954,000	0.1
Intesa Sanpaolo SpA, 2.83%, 02/24/14	11/17/2011	1,571,329	1,676,334	0.2
LBG Capital No.1 Plc, 7.88%, 11/01/20	11/04/2012	2,350,203	3,082,500	0.3
Nationwide Building Society, 6.25%, 02/25/20	01/23/2012	1,389,091	1,637,742	0.2
SBA Tower Trust, 5.10%, 04/15/17	12/19/2011	105,805	111,080	—
Vivendi SA, 2.40%, 04/10/15	04/04/2012	399,980	404,965	—
WMG Acquisition Corp., 6.00%, 01/15/21	10/25/2012	1,500,000	1,503,750	0.1
		$12,094,863	$13,534,159	1.3%

Schedule of Written Options

	Expiration Date	Exercise Price	Contracts	Value
Interest Rate Swaptions
Call Swaption, 3 month LIBOR versus 0.75% fixed, BOA	03/18/2013	N/A	121	$(23,623)
Call Swaption, 3 month LIBOR versus 0.75% fixed, BOA	02/19/2013	N/A	418	(77,611)
Call Swaption, 3 month LIBOR versus 0.75% fixed, GSB	03/18/2013	N/A	64	(12,394)
Call Swaption, 3 month LIBOR versus 0.75% fixed, MSS	02/19/2013	N/A	50	(9,284)
Call Swaption, 3 month LIBOR versus 1.15% fixed, DUB	11/19/2012	N/A	44	(6,062)
Call Swaption, 6 month Euribor versus 0.90% fixed, CSI	01/21/2013	N/A	13	(3,207)
Put Swaption, 3 month LIBOR versus 1.20% fixed, BOA	03/18/2013	N/A	121	(31,433)
Put Swaption, 3 month LIBOR versus 1.20% fixed, MSS	03/18/2013	N/A	354	(91,854)
Put Swaption, 3 month LIBOR versus 1.20% fixed, BOA	02/19/2013	N/A	418	(75,544)
Put Swaption, 3 month LIBOR versus 1.20% fixed, DUB	03/18/2013	N/A	79	(20,522)
Put Swaption, 3 month LIBOR versus 1.20% fixed, MSS	02/19/2013	N/A	50	(9,036)
Put Swaption, 3 month LIBOR versus 1.40% fixed, CSI	03/18/2013	N/A	5	(625)
Put Swaption, 3 month LIBOR versus 1.40% fixed, MSC	03/18/2013	N/A	31	(3,875)
Put Swaption, 3 month LIBOR versus 1.55% fixed, DUB	11/19/2012	N/A	44	(1,036)
Put Swaption, 6 month Euribor versus 1.1% fixed, CSI	01/21/2013	N/A	13	(6,028)
			1,825	$(372,134)

Summary of Written Options

	Contracts	Premiums
Options outstanding at November 3, 2011	—	$—
Options written during the period	4,054	1,608,927
Options closed during the period	(130)	(94,258)
Options exercised during the period	(153)	(33,296)
Options expired during the period	(1,946)	(898,973)
Options outstanding at October 31, 2012	1,825	$582,400

See accompanying Notes to Financial Statements.

Schedule of Open Futures Contracts

	Expiration	Contracts Long / (Short)	Unrealized Appreciation / (Depreciation)

3-Month Euro Euribor Interest Rate Future	December 2014	15	$3,068
90-Day Eurodollar Future	March 2015	180	111,330
90-Day Eurodollar Future	March 2016	63	(3,863)
90-Day Eurodollar Future	June 2015	561	228,261
90-Day Eurodollar Future	June 2016	7	(1,237)
90-Day Eurodollar Future	September 2015	25	33,715
90-Day Eurodollar Future	September 2016	5	(848)
90-Day Eurodollar Future	December 2015	147	(10,032)
Euro-Bund Future	December 2012	(15)	(19,159)
			$341,235

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/(Loss)	Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/(Loss)

BRL/USD	12/04/2012	UBS	BRL	1,636,080	$801,965	$1,966	USD/EUR	12/16/2013	BOA	EUR	(12,300,000)	$(16,000,208)	$(475,148)
BRL/USD	12/04/2012	MSC	BRL	2,451,600	1,201,713	1,713	USD/EUR	06/02/2014	CSI	EUR	(200,000)	(260,166)	(6,566)
BRL/USD	12/04/2012	UBS	BRL	2,051,950	1,005,815	5,815	USD/EUR	08/01/2014	BNP	EUR	(100,000)	(130,083)	(3,523)
BRL/USD	12/04/2012	MSC	BRL	615,900	301,899	1,899	USD/EUR	09/04/2013	BOA	EUR	(100,000)	(130,011)	(4,371)
BRL/USD	12/04/2012	BCL	BRL	1,636,000	801,926	1,926	USD/EUR	11/01/2013	CSI	EUR	(14,287,870)	(18,586,089)	(123,018)
BRL/USD	02/04/2013	UBS	BRL	8,391,530	4,078,257	6,280	USD/EUR	06/21/2013	BNP	EUR	(9,832,510)	(12,773,522)	169,502
BRL/USD	02/04/2013	BCL	BRL	821,320	399,159	(841)	USD/EUR	09/20/2013	UBS	EUR	(388,662)	(505,386)	5,112
BRL/USD	02/04/2013	MSC	BRL	1,026,400	498,827	(1,173)	USD/EUR	01/15/2013	BOA	EUR	(14,650,000)	(19,003,450)	44,963
BRL/USD	02/04/2013	MSC	BRL	821,520	399,256	(744)	USD/EUR	01/15/2013	BCL	EUR	(4,761,000)	(6,175,797)	(8,302)
BRL/USD	02/04/2013	BCL	BRL	822,120	399,548	(452)	USD/EUR	01/15/2013	MSC	EUR	(337,000)	(437,144)	(254)
MXN/USD	12/03/2012	GSC	MXN	10,596,000	806,675	6,675	USD/EUR	01/15/2013	GSC	EUR	(280,000)	(363,206)	(42)
MXN/USD	12/03/2012	GSC	MXN	18,600,400	1,416,052	16,052	USD/EUR	01/15/2013	BCL	EUR	(17,000)	(22,052)	34
MXN/USD	12/03/2012	GSC	MXN	4,849,313	369,179	(5,821)	USD/GBP	12/12/2012	BNP	GBP	(886,000)	(1,429,593)	(20,758)
MXN/USD	12/03/2012	GSC	MXN	4,850,250	369,250	(5,750)	USD/GBP	12/12/2012	BCL	GBP	(277,000)	(446,950)	1,479
MXN/USD	12/03/2012	UBS	MXN	4,849,088	369,162	(5,838)	USD/JPY	11/05/2012	CSI	JPY	(1,370,000,000)	(17,161,887)	369,131
MXN/USD	12/03/2012	UBS	MXN	4,846,463	368,962	(6,038)	USD/JPY	11/19/2012	BOA	JPY	(200,000,000)	(2,505,671)	22,774
MXN/USD	12/03/2012	MSC	MXN	27,662,485	2,105,950	(52,349)	USD/JPY	12/10/2012	BCL	JPY	(230,481,000)	(2,888,196)	53,433
MXN/USD	12/03/2012	UBS	MXN	7,072,732	538,448	(7,157)	USD/JPY	12/10/2012	UBS	JPY	(110,127,000)	(1,380,020)	25,387
MXN/USD	04/03/2013	DUB	MXN	7,072,732	531,707	(7,579)	USD/MXN	12/03/2012	MSC	MXN	(4,059,750)	(309,070)	(9,069)
USD/BRL	12/04/2012	UBS	BRL	(8,391,530)	(4,113,318)	(8,877)	USD/MXN	12/03/2012	BOA	MXN	(72,194,247)	(5,496,161)	(153,584)
USD/CAD	12/20/2012	DUB	CAD	(22,575,000)	(22,579,699)	560,738	USD/MXN	04/03/2013	MSC	MXN	(27,662,485)	(2,079,583)	53,107
USD/EUR	02/01/2013	DUB	EUR	(3,600,000)	(4,670,575)	(252,691)	USD/MXN	12/03/2012	DUB	MXN	(7,072,732)	(538,448)	7,456
												$(123,222,535)	$195,497

Schedule of Interest Rate Swap Agreements

Over the Counter Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Fund Paying Floating Rate	Fixed Rate	Expiration Date	Notional Amount(1)		Unrealized Appreciation / (Depreciation)

BBP	Mexican Interbank Rate	Paying	5.50%	09/13/2017	MXN	9,000,000	$10,682
BBP	Mexican Interbank Rate	Paying	5.50%	09/13/2017	MXN	10,000,000	11,162
BBP	Mexican Interbank Rate	Paying	5.50%	09/13/2017	MXN	41,000,000	15,466
BBP	Mexican Interbank Rate	Paying	5.50%	09/13/2017	MXN	2,000,000	853
BBP	Mexican Interbank Rate	Paying	5.50%	09/13/2017	MXN	4,000,000	1,663
BBP	Mexican Interbank Rate	Paying	5.50%	09/13/2017	MXN	2,000,000	1,346
BBP	Mexican Interbank Rate	Paying	5.50%	09/13/2017	MXN	2,000,000	516
BBP	Mexican Interbank Rate	Paying	5.00%	09/13/2017	MXN	500,000	(423)
BOA	Mexican Interbank Rate	Paying	5.50%	09/13/2017	MXN	7,000,000	1,080
BOA	Mexican Interbank Rate	Paying	5.50%	09/02/2022	MXN	1,400,000	(1,442)
GSB	Federal Funds Effective Rate	Paying	1.00%	10/15/2017		13,500,000	(30,921)

See accompanying Notes to Financial Statements.

Counterparty	Floating Rate Index	Fund Paying Floating Rate	Fixed Rate	Expiration Date	Notional Amount(1)		Unrealized Appreciation / (Depreciation)
GSB	Federal Funds Effective Rate	Paying	1.00%	10/15/2017		21,800,000	$(10,834)
GSB	Federal Funds Effective Rate	Paying	1.00%	10/15/2017		9,800,000	(6,561)
MSC	Mexican Interbank Rate	Paying	5.50%	09/13/2017	MXN	5,000,000	6,053
MSC	Mexican Interbank Rate	Paying	5.50%	09/13/2017	MXN	3,000,000	1,463
MSS	Federal Funds Effective Rate	Paying	1.00%	10/15/2017		5,000,000	9,027
MSS	Federal Funds Effective Rate	Paying	1.00%	10/15/2017		11,500,000	(25,496)
MSS	Mexican Interbank Rate	Paying	5.50%	09/02/2022	MXN	3,100,000	(2,962)
							$(19,328)

Centrally Cleared Interest Rate Swap Agreements

N/A	3-Month LIBOR	Paying	2.50%	12/19/2042		29,400,000	$(295,570)
N/A	3-Month LIBOR	Paying	0.85%	10/15/2017		2,100,000	1,984
N/A	3-Month LIBOR	Paying	2.75%	06/20/2042		7,300,000	(341,217)
							$(634,803)

Schedule of Credit Default Swap Agreements

Over the Counter Credit Default Swap Agreements

Counterparty	Reference Obligation	Implied Credit Spread (4)	Fixed Rate (7)	Expiration Date	Notional Amount (1),(6)	Value	Unrealized Appreciation
Credit default swap agreements - sell protection (3)
DUB	Ally Financial Inc., 8.30%, 02/12/2015	1.34%	5.00%	06/20/2014	$(4,800,000)	$278,765	$127,326
DUB	Ally Financial Inc., 8.30%, 02/12/2015	2.85%	5.00%	03/20/2017	(700,000)	59,295	105,281
BOA	Australian Government Bond, 6.50%, 05/15/2013	0.40%	1.00%	06/20/2017	(4,400,000)	114,908	51,065
DUB	Australian Government Bond, 6.50%, 05/15/2013	0.30%	1.00%	09/20/2016	(200,000)	5,137	2,103
BBP	Berkshire Hathaway Inc., 2.45%, 12/15/2015	1.19%	1.00%	06/20/2017	(900,000)	(6,391)	15,613
CSI	Berkshire Hathaway Inc., 2.45%, 12/15/2015	1.19%	1.00%	06/20/2017	(700,000)	(4,971)	11,504
GSI	Canadian Natural Resources, 6.25%, 03/15/2038	0.69%	1.00%	09/20/2015	(100,000)	927	2,308
BOA	Comcast Corp., 5.30%, 01/15/2014	0.42%	1.00%	09/20/2015	(100,000)	1,835	1,007
GSI	Federal Republic of Germany, 6.00%, 06/20/2016	0.21%	0.25%	09/20/2016	(5,200,000)	18,587	176,995
GSI	Federal Republic of Germany, 6.00%, 06/20/2016	0.21%	0.25%	09/20/2016	(300,000)	1,072	7,559
MSC	Federal Republic of Germany, 6.00%, 06/20/2016	0.38%	0.25%	12/20/2016	(600,000)	1,898	20,393
BBP	Federated Republic of Brazil, 12.25%, 03/06/2030	0.93%	1.00%	06/20/2017	(8,500,000)	(7,667)	115,993
BNP	Federated Republic of Brazil, 12.25%, 03/06/2030	0.93%	1.00%	06/20/2017	(5,000,000)	(4,510)	42,168
DUB	Federated Republic of Brazil, 12.25%, 03/06/2030	0.82%	1.00%	12/20/2016	(2,500,000)	10,028	73,948
DUB	Federated Republic of Brazil, 12.25%, 03/06/2030	0.93%	1.00%	06/20/2017	(2,700,000)	(2,435)	29,850
BOA	French Republic, 4.25%, 04/25/2019	0.83%	0.25%	12/20/2017	(1,200,000)	(26,741)	22,940
DUB	French Republic, 4.25%, 04/25/2019	0.33%	0.25%	12/20/2015	(3,500,000)	3,615	219,008
GSI	French Republic, 4.25%, 04/25/2019	0.40%	0.25%	03/20/2016	(4,500,000)	(6,172)	229,570
MSC	French Republic, 4.25%, 04/25/2019	0.53%	0.25%	09/20/2016	(1,500,000)	(9,263)	109,253
MSS	French Republic, 4.25%, 04/25/2019	0.83%	0.25%	12/20/2017	(1,400,000)	(31,198)	26,909
BBP	Japanese Government Bond, 2.00%, 03/21/2022	0.72%	1.00%	03/20/2017	(1,400,000)	23,088	32,776
BOA	Japanese Government Bond, 2.00%, 03/21/2022	0.72%	1.00%	03/20/2017	(2,900,000)	47,825	66,998
BOA	Japanese Government Bond, 2.00%, 03/21/2022	0.72%	1.00%	03/20/2017	(500,000)	8,246	11,272
BOA	Japanese Government Bond, 2.00%, 03/21/2022	0.72%	1.00%	03/20/2017	(200,000)	3,298	4,622
BOA	Japanese Government Bond, 2.00%, 03/21/2022	0.77%	1.00%	06/20/2017	(500,000)	7,541	9,337
GSI	Japanese Government Bond, 2.00%, 03/21/2022	0.72%	1.00%	03/20/2017	(400,000)	6,597	9,079
GSI	Japanese Government Bond, 2.00%, 03/21/2022	0.72%	1.00%	03/20/2017	(400,000)	6,597	9,079
GSI	Japanese Government Bond, 2.00%, 03/21/2022	0.72%	1.00%	03/20/2017	(200,000)	3,298	4,437
GSI	Japanese Government Bond, 2.00%, 03/21/2022	0.77%	1.00%	06/20/2017	(1,600,000)	24,133	30,759
GSI	Japanese Government Bond, 2.00%, 03/21/2022	0.77%	1.00%	06/20/2017	(100,000)	1,508	1,917
MSC	Japanese Government Bond, 2.00%, 03/21/2022	0.66%	1.00%	12/20/2016	(1,800,000)	32,190	46,469
MSS	Japanese Government Bond, 2.00%, 03/21/2022	0.72%	1.00%	03/20/2017	(200,000)	3,298	4,532
MSS	Japanese Government Bond, 2.00%, 03/21/2022	0.72%	1.00%	03/20/2017	(100,000)	1,649	2,311
MSS	Japanese Government Bond, 2.00%, 03/21/2022	0.77%	1.00%	06/20/2017	(6,400,000)	96,532	91,796

See accompanying Notes to Financial Statements.

Counterparty	Reference Obligation	Implied Credit Spread (4)	Fixed Rate (7)	Expiration Date	Notional Amount (1),(6)	Value	Unrealized Appreciation
Credit default swap agreements - sell protection (3)
BBP	People’s Republic of China, 4.25%, 10/28/2014	0.83%	1.00%	09/20/2017	$(1,500,000)	$25,680	$36,844
DUB	People’s Republic of China, 4.75%, 10/29/2013	0.65%	1.00%	12/20/2016	(2,200,000)	46,141	88,892
MSS	People’s Republic of China, 4.75%, 10/29/2013	0.78%	1.00%	06/20/2017	(7,200,000)	132,483	177,075
DUB	Petrobras International Finance Co., 8.38%, 12/10/2018	0.61%	1.00%	09/20/2013	(5,000,000)	14,881	24,534
BBP	Republic of Indonesia, 7.25%, 04/20/2015	1.43%	1.00%	09/20/2017	(2,000,000)	(22,254)	51,682
CSI	Republic of Indonesia, 7.25%, 04/20/2015	1.43%	1.00%	09/20/2017	(700,000)	(7,789)	17,764
DUB	Republic of Indonesia, 7.25%, 04/20/2015	1.06%	1.00%	09/20/2016	(1,200,000)	4,644	60,755
DUB	Republic of Indonesia, 7.25%, 04/20/2015	1.34%	1.00%	06/20/2017	(400,000)	(2,754)	9,436
MSS	Republic of Indonesia, 7.25%, 04/20/2015	1.34%	1.00%	06/20/2017	(1,700,000)	(11,705)	40,900
MSS	Republic of Korea, 4.88%, 09/22/2014	0.76%	1.00%	06/20/2017	(3,400,000)	63,178	101,795
BOA	Rio Tinto Finance USA Ltd., 6.50%, 07/15/2018	0.74%	1.00%	09/20/2015	(200,000)	2,222	6,252
BOA	Time Warner Cable Inc., 5.85%, 05/01/2017	0.77%	1.00%	09/20/2015	(100,000)	1,212	4,096
MSC	UK Gilt Treasury Bond, 4.25%, 06/07/2032	0.36%	1.00%	12/20/2016	(2,500,000)	86,571	78,588
BBP	United Mexican States, 5.95%, 03/19/2019	0.93%	1.00%	06/20/2017	(2,400,000)	9,780	24,694
BBP	United Mexican States, 5.95%, 03/19/2019	0.97%	1.00%	09/20/2017	(100,000)	196	2,545
BNP	United Mexican States, 5.95%, 03/19/2019	0.93%	1.00%	06/20/2017	(3,800,000)	15,485	38,723
BNP	United Mexican States, 5.95%, 03/19/2019	0.97%	1.00%	09/20/2017	(200,000)	393	5,041
DUB	United Mexican States, 5.95%, 03/19/2019	0.82%	1.00%	12/20/2016	(1,500,000)	12,478	50,227
DUB	United Mexican States, 5.95%, 03/19/2019	0.93%	1.00%	06/20/2017	(700,000)	2,852	8,206
MSS	United Mexican States, 5.95%, 03/19/2019	0.93%	1.00%	06/20/2017	(8,400,000)	34,229	140,862
					$(110,700,000)	$1,070,442	$2,685,088

Centrally Cleared Credit Default Swap Agreements

Counterparty	Reference Obligation	Fixed Rate (7)	Expiration Date	Notional Amount (1),(6)	Value(5)	Unrealized Appreciation / (Depreciation)
Credit default swap agreements - purchase protection (2)
N/A	CDX.NA.HY-17	5.00%	12/20/2016	$3,072,000	$(50,277)	$(119,023)
N/A	CDX.NA.HY-18	5.00%	06/20/2017	7,128,000	(12,210)	(136,950)
N/A	CDX.NA.IG.18	1.00%	06/20/2017	67,000,000	(331,295)	22,684
N/A	CDX.NA.IG-19	1.00%	12/20/2017	52,400,000	(16,228)	60,607
				$129,600,000	$(410,010)	$(172,682)

(1)Notional amount is stated in USD unless otherwise noted.

(2)If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the referenced obligation agreement and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(4)Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues and sovereign issues serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.  The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.  Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

(5)The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

(7)If the Fund is a buyer of protection, the Fund pays the fixed rate.  If the Fund is a seller of protection, the Fund receives the fixed rate.

See accompanying Notes to Financial Statements.

	Shares	Value
Curian/WMC International Equity Fund
COMMON STOCKS - 95.6%
AUSTRALIA - 3.0%
Transurban Group	456,445	$2,880,896
Westfield Group	434,740	4,805,691
		7,686,587
AUSTRIA - 0.6%
Erste Group Bank AG (a)	59,665	1,504,009
BELGIUM - 1.5%
Umicore	72,908	3,746,603
BRAZIL - 3.4%
BR Malls Participacoes SA	220,000	2,892,100
BR Properties SA	29,000	379,804
Cia de Concessoes Rodoviarias	85,700	753,601
JSL SA	127,700	741,912
Localiza Rent a Car SA	67,100	1,176,121
Mills Estruturas e Servicos de Engenharia SA	51,800	794,196
Petroleo Brasileiro SA - ADR	67,000	1,421,070
Raia Drogasil SA	35,897	395,016
		8,553,820
CANADA - 4.8%
Canadian National Railway Co.	67,000	5,785,312
Canadian Natural Resources Ltd.	25,900	780,566
MEG Energy Corp. (a)	27,300	997,150
Tim Hortons Inc.	96,100	4,770,601
		12,333,629
CHINA - 2.8%
Anhui Conch Cement Co. Ltd. - Class H (b)	271,500	932,539
China Construction Bank Corp. - Class H	2,129,000	1,596,039
China Pacific Insurance Group Co. Ltd. - Class H	936,800	2,920,839
ENN Energy Holdings Ltd.	292,000	1,212,609
Zhongsheng Group Holdings Ltd. (b)	407,000	522,675
		7,184,701
FINLAND - 1.0%
Kone Oyj - Class B (b)	14,699	1,054,047
Nokian Renkaat Oyj	34,454	1,434,890
		2,488,937
FRANCE - 14.3%
Accor SA	52,726	1,647,554
Air Liquide	51,006	6,021,331
AXA SA	326,246	5,199,914
BNP Paribas SA	27,329	1,378,604
Bureau Veritas SA (b)	16,183	1,718,736
Cie Generale d’Optique Essilor International SA	28,573	2,576,516
Danone SA	43,765	2,691,854
Pernod-Ricard SA	35,928	3,869,313
Rexel SA	102,920	1,864,082
Safran SA	60,356	2,404,195
Unibail-Rodamco SE	30,758	6,927,764
		36,299,863
GERMANY - 1.8%
Continental AG	21,040	2,117,666
GSW Immobilien AG	33,121	1,361,407
Infineon Technologies AG	158,321	1,078,548
		4,557,621
GREECE - 0.0%
Hellenic Telecommunications Organization SA	13,914	61,358
HONG KONG - 1.9%
AIA Group Ltd.	818,000	3,225,756
Shanghai Fosun Pharmaceutical Group Co. Ltd. - Class H (a)	218,000	313,356
Shangri-La Asia Ltd.	708,735	1,368,173
		4,907,285
INDIA - 0.2%
ITC Ltd. - GDR	75,950	399,193
IRELAND - 1.3%
CRH Plc	132,777	2,476,941
Elan Corp. Plc - ADR (a)	73,000	788,400
		3,265,341
ISRAEL - 1.2%
Check Point Software Technologies Ltd. (a)	28,000	1,246,840
Teva Pharmaceutical Industries Ltd. - ADR	43,300	1,750,186
		2,997,026
ITALY - 2.6%
Snam Rete Gas SpA (b)	1,502,265	6,657,032
JAPAN - 11.3%
Daiichi Sankyo Co. Ltd.	49,100	751,527
Daito Trust Construction Co. Ltd.	52,800	5,329,467
Eisai Co. Ltd.	53,700	2,389,203
FamilyMart Co. Ltd.	55,800	2,704,119
FANUC Ltd.	33,400	5,321,149
Fast Retailing Co. Ltd.	3,600	801,612
Fuji Heavy Industries Ltd.	200,000	1,928,021
Honda Motor Co. Ltd.	53,400	1,605,377
Mitsubishi UFJ Financial Group Inc.	875,300	3,959,829
Mitsui Fudosan Co. Ltd.	150,000	3,032,214
Rakuten Inc.	89,600	805,434
		28,627,952
MACAU - 1.4%
Sands China Ltd.	950,800	3,554,193
MALAYSIA - 0.1%
AirAsia Bhd	389,900	386,987
MEXICO - 0.3%
Grupo Financiero Santander Mexico SAB de CV - ADR - Class B (a)	52,400	716,308
NETHERLANDS - 0.9%
ASML Holding NV - NYS (b)	18,000	989,460
ING Groep NV (a)	52,143	463,973
Yandex NV - Class A (a)	38,100	886,968
		2,340,401
NORWAY - 1.0%
Algeta ASA (a) (b)	34,300	922,532
Telenor ASA	87,361	1,718,226
		2,640,758
PORTUGAL - 0.6%
Portugal Telecom SA	282,416	1,420,646
RUSSIAN FEDERATION - 0.5%
Sberbank of Russia - ADR	117,200	1,385,943
SOUTH KOREA - 3.2%
Hyundai Motor Co.	12,026	2,471,568
Samsung Electronics Co. Ltd.	4,833	5,799,782
		8,271,350

See accompanying Notes to Financial Statements.

	Shares	Value
SPAIN - 2.1%
Repsol YPF SA	160,567	3,217,870
Telefonica SA	158,479	2,091,721
		5,309,591
SWEDEN - 3.7%
Assa Abloy AB - Class B	142,433	4,745,259
SKF AB - Class B	115,765	2,612,557
Volvo AB - Class B	148,721	2,006,874
		9,364,690
SWITZERLAND - 9.3%
Actelion Ltd.	23,242	1,121,833
Compagnie Financiere Richemont SA	11,861	769,756
Givaudan SA	2,676	2,676,771
Julius Baer Group Ltd.	88,168	3,059,589
Roche Holding AG	41,960	8,082,554
SGS SA	595	1,261,352
Swiss Re Ltd.	76,024	5,260,660
UBS AG	98,700	1,480,855
		23,713,370
TAIWAN - 2.3%
Quanta Computer Inc.	431,000	983,662
Synnex Technology International Corp.	522,000	1,103,406
Taiwan Semiconductor Manufacturing Co. Ltd.	1,222,000	3,723,507
		5,810,575
UNITED ARAB EMIRATES - 0.2%
NMC Health Plc (a)	162,560	474,823
UNITED KINGDOM - 17.4%
Antofagasta Plc	12,185	247,895
AstraZeneca Plc	58,498	2,712,853
BG Group Plc	287,238	5,333,157
BHP Billiton Plc	77,653	2,488,895
BP Plc	772,210	5,514,860
British American Tobacco Plc	81,758	4,055,195
Direct Line Insurance Group Plc (a)	220,800	693,040
Ensco Plc - Class A (b)	28,800	1,665,216
Imperial Tobacco Group Plc	80,068	3,028,149
National Grid Plc	548,741	6,258,197
Rexam Plc	309,348	2,233,695
Rio Tinto Plc	88,115	4,401,945
Rolls-Royce Holdings Plc	399,190	5,516,604
		44,149,701
UNITED STATES OF AMERICA - 0.9%
Carnival Plc	57,500	2,178,100
Total Common Stocks (cost $221,490,672)		242,988,393

SHORT TERM INVESTMENTS - 2.3%
Securities Lending Collateral - 2.3%
Repurchase Agreement with SGB, 0.26% (Collateralized by $60,599 U.S. Treasury Note Strip, due 07/15/20-07/15/21, value $71,887) acquired on 10/31/12, due 11/01/12 at $70,478	$70,477	70,477
Repurchase Agreement with CSI, 0.27% (Collateralized by $1,051,543 U.S. Treasury Bond Strip, due 02/15/14-11/15/28, value $833,277 and $6,628,731 U.S. Treasury Note Strip, due 11/15/12-05/15/41, value $5,001,186) acquired on 10/31/12, due 11/01/12 at $5,720,096	5,720,053	5,720,053

Total Short Term Investments (cost $5,790,530)		5,790,530

Total Investments - 97.9% (cost $227,281,202)		248,778,923
Other Assets and Liabilities, Net - 2.1%		5,418,751
Total Net Assets - 100.0%		$254,197,674

(a)	Non-income producing security.
(b)	All or portion of the security was on loan.

Investments by Country*:	Percentage of Total Long-Term Investments
Australia	3.2%
Austria	0.6
Belgium	1.5
Brazil	3.5
Canada	5.1
China	2.9
Finland	1.0
France	14.9
Germany	1.9
Hong Kong	2.0
India	0.2
Ireland	1.3
Israel	1.2
Italy	2.7
Japan	11.8
Macau	1.5
Malaysia	0.2
Mexico	0.3
Netherlands	1.0
Norway	1.1
Portugal	0.6
Russian Federation	0.6
South Korea	3.4
Spain	2.2
Sweden	3.8
Switzerland	9.8
Taiwan	2.4
United Arab Emirates	0.2
United Kingdom	18.2
United States	0.9
Total Long-Term Investments	100.0%

*The country table is presented for this Fund because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

See accompanying Notes to Financial Statements.

Currencies:

AUD - Australian Dollar	GBP - British Pound	PHP - Philippine Peso
BRL - Brazilian Real	JPY - Japanese Yen	SGD - Singapore Dollar
CAD - Canadian Dollar	KRW - Korean Won	USD - United States Dollar
CNY - Chinese Yen	MXN - Mexican Peso
EUR - European Currency Unit (Euro)	NOK - Norwegian Krone

Abbreviations:

ADR - American Depositary Receipt	OJSC - Open Joint Stock Company
CDX - Credit Default Swap Index	OTC — Over the Counter
CMBS - Commercialized Mortgage Backed Security	RB - Revenue Bond
Euro-Bund - debt instrument issued by the Federal Republic	REMIC - Real Estate Mortgage Investment Conduit
of Germany with a term of 8.5 to 10.5 years	TBA - To Be Announced (Securities purchased on a
LIBOR - London Interbank Offered Rate	delayed delivery basis)
GO - General Obligation

Counterparty Abbreviations:

BBP - Barclays Bank Plc	GSC - Goldman Sachs & Co.
BCL - Barclays Capital Inc.	GSI - Goldman Sachs International
BMO — BMO Capital Markets Corp.	JPM - J.P. Morgan Securities LLC
BNP - BNP Paribas Securities	MLP - Merrill Lynch Professional Clearing Corp.
BOA - Banc of America Securities LLC/Bank of America NA	MSC - Morgan Stanley & Co., Incorporated
CSI - Credit Suisse Securities, LLC	MSS - Morgan Stanley Capital Services Inc.
DUB - Deutsche Bank Alex Brown Inc.	SGB - Societe Generale S.A
GSB - Goldman Sachs Bank USA

Curian Series Trust

Statements of Assets and Liabilities

October 31, 2012

	Curian/PIMCO Income Fund	Curian/PIMCO Total Return Fund	Curian/WMC International Equity Fund
Assets
Investments, at value (a)(b)	$645,411,313	$1,252,151,557	$248,778,923
Cash	—	—	9,251,407
Foreign currency (c)	319,933	406,316	—
Receivable for investments securities sold (f)	6,613,813	7,999,063	4,517,392
Receivable for fund shares sold	6,052,942	3,649,276	682,729
Receivable from adviser	138,969	257,866	53,610
Receivable for dividends and interest	6,418,522	6,556,041	504,178
Receivable for variation margin on financial derivative instruments	63,488	187,574	—
Receivable for deposits with counterparties	3,064,000	2,026,000	—
Unrealized appreciation on forward foreign currency contracts	374,656	1,355,442	—
Unrealized appreciation on OTC swap agreements	4,051,897	2,744,399	—
OTC swap premiums paid	824,732	293,692	—
Total assets	673,334,265	1,277,627,226	263,788,239
Liabilities
Cash overdraft	1,738,580	255,229	—
Foreign currency overdraft (c)	—	—	5,831
Payable for reverse repurchase agreements	1,458,000	—	—
Payable for advisory fees	76,336	133,944	32,310
Payable for sub-advisory fees	127,226	246,843	96,688
Payable for administrative fees	305,342	535,769	183,087
Payable for investment securities purchased (f)	33,974,294	193,367,903	2,987,898
Payable for fund shares redeemed	840,562	3,269,197	473,849
Payable for dividends	1,761,241	1,866,022	—
Payable for chief compliance officer fees	5,361	9,962	2,394
Payable for interest expense and brokerage charges	2,309	—	—
Payable for trustee fees	37,717	69,994	16,834
Payable for other expenses	9,193	6,377	1,144
Payable for variation margin on financial derivative instruments	101,770	598,323	—
Payable for deposits from counterparties	3,064,000	2,026,000	—
Investment in forward sales commitments, at value (d)	—	5,393,750	—
Options written, at value (e)	1,237,091	372,134	—
Unrealized depreciation on forward foreign currency contracts	247,644	1,159,945	—
Unrealized depreciation on OTC swap agreements	148,483	78,639	—
OTC swap premiums received	2,707,295	1,836,783	—
Payable upon return of securities loaned	6,451,458	11,404,250	5,790,530
Total liabilities	54,293,902	222,631,064	9,590,565
Net assets	$619,040,363	$1,054,996,162	$254,197,674
Net assets consist of:
Paid-in capital	$580,142,929	$993,256,118	$229,116,325
Undistributed (excess of distributions over) net investment income	(15,268)	(1,640,853)	2,659,653
Accumulated net realized gain	8,797,943	29,236,104	931,199
Net unrealized appreciation on investments and foreign currency	30,114,759	34,144,793	21,490,497
	$619,040,363	$1,054,996,162	$254,197,674
Shares outstanding (no par value), unlimited shares authorized	56,849,188	99,276,418	23,256,552
Net asset value per share, offering and redemption price per share	$10.89	$10.63	$10.93

(a) Investments, at cost	$619,492,359	$1,220,632,078	$227,281,202
(b) Including value of securities on loan	6,331,598	10,972,341	5,554,455
(c) Foreign currency/ (overdraft), at cost	314,894	412,534	(5,832)
(d) Proceeds from forward sales commitments	—	5,412,031	—
(e) Premiums from options written	1,128,390	582,400	—

(f)

Receivable for investments securities sold includes foreign currency spot contracts of $1,134,125 and $2,223,639 for Curian/PIMCO Income Fund and Curian/WMC International Equity Fund, respectively. Payable for investments securities purchased includes foreign currency spot contracts of $1,134,525 and $2,224,749 for Curian/PIMCO Income Fund and Curian/WMC International Equity Fund, respectively.

See accompanying Notes to Financial Statements.

Curian Series Trust

Statements of Operations

For the Period Ended October 31, 2012

	Curian/PIMCO Income Fund (b)	Curian/PIMCO Total Return Fund (b)	Curian/WMC International Equity Fund (b)
Investment income
Dividends	$—	$180,000	$6,147,747
Foreign taxes withheld	(3,656)	(2,243)	(390,641)
Interest	14,231,911	22,963,842	—
Securities lending	17,892	7,999	159,060
Other income (a)	640	1,301	2,701
Total investment income	14,246,787	23,150,899	5,918,867

Expenses
Advisory fees	626,260	1,370,649	332,913
Sub-advisory fees	1,043,756	2,140,828	998,410
Administrative fees	2,505,010	5,482,533	1,886,488
Chief compliance officer fees	30,425	67,063	16,401
Legal fees	21,970	48,258	11,215
Trustee fees	43,262	194,812	48,433
Interest expense	1,771	34,336	—
Other expenses	61,324	22,166	6,466
Total expenses	4,333,778	9,360,645	3,300,326
Expense waived by Adviser	(784,871)	(2,050,054)	(370,606)
Net expenses	3,548,907	7,310,591	2,929,720
Net investment income	10,697,880	15,840,308	2,989,147

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments	4,083,408	31,746,530	1,008,164
Swap agreements	6,543,927	(1,766,732)	—
Foreign currency related items	114,115	(1,366,384)	(410,517)
Futures contracts	56,318	(236,421)	—
Written option contracts	233,020	885,948	—
Brokerage commissions recaptured	—	—	4,058
Net change in unrealized appreciation (depreciation) on:
Investments	25,918,954	31,537,760	21,497,721
OTC swap agreements	3,903,414	2,665,760	—
Foreign currency related items	128,757	197,257	(7,224)
Futures contracts and centrally cleared swap agreements	272,335	(466,250)	—
Written option contracts	(108,701)	210,266	—
Net realized and unrealized gain	41,145,547	63,407,734	22,092,202
Net increase in net assets from operations	$51,843,427	$79,248,042	$25,081,349

(a) Income from affiliated investments.	$640	$1,301	$2,701

(b) Period from November 2, 2011 (commencement of operations).

See accompanying Notes to Financial Statements.

Curian Series Trust

Statements of Changes in Net Assets

For the Period Ended October 31, 2012

	Curian/PIMCO	Curian/PIMCO Total Return	Curian/WMC International
	Income Fund (c)	Fund (c)	Equity Fund (c)
Operations
Net investment income	$10,697,880	$15,840,308	$2,989,147
Net realized gain	11,030,788	29,262,941	601,705
Net change in unrealized appreciation	30,114,759	34,144,793	21,490,497
Net increase in net assets from operations	51,843,427	79,248,042	25,081,349
Distributions to shareholders
From net investment income	(12,945,993)	(17,507,998)	—
Total distributions to shareholders	(12,945,993)	(17,507,998)	—
Share transactions(1)
Proceeds from the sale of shares	671,322,613	1,270,824,030	295,109,756
Cost of shares redeemed	(91,224,984)	(277,650,059)	(66,090,617)
Change in net assets from share transactions	580,097,629	993,173,971	229,019,139
Change in net assets	618,995,063	1,054,914,015	254,100,488
Net assets beginning of period	45,300	82,147	97,186
Net assets end of period	$619,040,363	$1,054,996,162	$254,197,674
Undistributed (excess of distributions over) net investment income	$(15,268)	$(1,640,853)	$2,659,653

(1) Share transactions
Shares sold	65,565,995	126,100,931	29,580,444
Shares redeemed	(8,721,337)	(26,832,728)	(6,333,611)
Change in shares	56,844,658	99,268,203	23,246,833
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$1,022,377,633 (a)	$6,547,621,692 (b)	$415,917,819
Proceeds from sales of securities	465,606,846 (a)	5,398,395,454 (b)	196,315,075

(a)  Amounts include $497,158,727 and $378,795,538 of purchases and sales, respectively, of U.S. Government Securities.

(b)  Amounts include $5,840,305,014 and $5,112,331,262 of purchases and sales, respectively, of U.S. Government Securities.

(c)  Period from November 2, 2011 (commencement of operations).

See accompanying Notes to Financial Statements.

Curian Series Trust

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from			Supplemental Data			Ratios
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized & Unrealized Gain	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investment Transactions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in thousands)	Portfolio Turnover(b)	Net Expenses to Average Net Assets(c)	Total Expenses to Average Net Assets(c)	Net Investment Income to Average Net Assets(c)
Curian/PIMCO Income Fund

10/31/2012*	$10.00	$0.27	$0.92	$1.19	$(0.30)	$—	$10.89	12.11%	$619,040	115%	0.85%	1.04%	2.56%
Curian/PIMCO Total Return Fund

10/31/2012*	10.00	0.18	0.63	0.81	(0.18)	—	10.63	8.19	1,054,996	519	0.80	1.02	1.73
Curian/WMC International Equity Fund

10/31/2012*	10.00	0.14	0.79	0.93	—	—	10.93	9.30	254,198	90	1.32	1.49	1.35

* Commenced operations on November 2, 2011.

(a)  Per share data calculated using average shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Curian Series Trust

Notes to Financial Statements

October 31, 2012

NOTE 1. ORGANIZATION

The Curian Series Trust (“Trust”) is an open-end management investment company organized under the laws of the state of Massachusetts, by a Declaration of Trust, dated November 5, 2010.  The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, (“1940 Act”), and its shares are registered under the Securities Act of 1933 (“1933 Act”), as amended.  The Trust currently offers shares in three (3) separate funds (each a “Fund”, and collectively, “Funds”), each with its own investment objective:  Curian/PIMCO Income Fund and Curian/PIMCO Total Return Fund, for which Pacific Investment Management Company LLC (“PIMCO”) serves as the Sub-Adviser, and Curian/WMC International Equity Fund, for which Wellington Management Company, LLP (“WMC”) serves as the Sub-Adviser.  PIMCO and WMC are referred to herein as a “Sub-Adviser”.  The Funds are diversified Funds for purposes of the 1940 Act.

Curian Capital, LLC (“Curian”, “Adviser” or “Administrator”) serves as the investment adviser and administrator of the Funds with the responsibility for the professional investment supervision and management of the Funds.  Curian is a wholly owned subsidiary of Jackson National Life Insurance Company (“Jackson”), which is in turn wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  The Funds commenced operations on November 2, 2011.  At October 31, 2012, Curian owned 4,000 shares of each Fund.

Purchases and redemptions of shares of the Funds are initiated by Curian and shares may be purchased on behalf of clients in Curian’s managed account program.  Each Fund offers one share class without a sales charge.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”):

Security Valuation — Curian has entered into a sub-administration and fund accounting services agreement on behalf of the Funds with Jackson Fund Services (“JFS” or “Sub-Administrator”), a division of Jackson National Asset Management, LLC (“JNAM”).  JNAM is a subsidiary of Jackson and an affiliate of Curian.  Under the Trust’s valuation policy and procedures, the Trust’s Board of Trustees (“Board”) has delegated the daily operational oversight of the securities valuation function to the Pricing Committee of JFS (“Pricing Committee”), which consists of certain officers of the Trust and JNAM management.  The Pricing Committee is responsible for determining fair valuations for any security for which market quotations are not readily available.  For those securities fair valued under procedures adopted by the Board, the Pricing Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available.  The Pricing Committee’s fair valuation determinations are subject to review by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The net asset value (“NAV”) of each Fund shall be determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.  Stocks traded on an exchange are generally valued at the official closing price of the exchange where the security is principally traded.  If there is no official closing price for the security, the security may be valued at the last quoted sale price on the exchange where the security is principally traded or final bid price in the absence of a sale.  Stocks not listed on a national or foreign stock exchange may be valued at the closing bid price on the over the counter (“OTC”) market.  Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date.  Short-term securities maturing within sixty (60) days are valued at amortized cost, unless it is determined that such practice does not approximate market value.  Debt securities are generally valued by independent pricing services approved by the Board.  If pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from the Sub-Adviser, a broker/dealer or a widely used quotation system.  Futures contracts traded on a liquid exchange are valued at the settlement price.  If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the local exchange.  Options traded on an exchange are valued at the last traded price as of the close of business on the local exchange. If the last trade is determined to not be representative of fair value, exchange traded options are valued at the last bid.  Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE.  Centrally cleared swap agreements are valued by the exchange via pricing models using observable inputs.  OTC derivatives, such as options and swap agreements, are generally valued by approved pricing services.  If the pricing services are unable to provide valuations, OTC derivatives are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or by pricing models using observable inputs.  Pricing services utilized to value debt and derivatives securities may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; broker quotes; and other relevant data.

Market quotations may not be readily available for certain investments or it may be determined that a quotation for an investment does not represent market value.  In such instances, the investment is valued as determined in good faith using procedures approved by the Board.  Situations that may require an investment to be fair valued may include instances where a security is thinly traded, halted or restricted as to resale.  In addition, investments may be fair valued based on the occurrence of a significant event.  Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults.  Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in value of U.S. securities markets.  Securities are fair valued based on observable and unobservable inputs, including the Sub-Administrator’s or Pricing Committee’s own assumptions in determining the fair value of an investment.  Under the procedures approved by the Board, the Sub-Administrator may rely on pricing services or other sources, including the Funds’ Adviser and Sub-Advisers, to assist in determining the fair value of an investment.  Factors considered to determine fair value may include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading or other market data.  The Sub-

Curian Series Trust

Notes to Financial Statements

October 31, 2012

Administrator has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities traded in foreign markets in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the NAVs are determined.

If an investment is valued at a fair value for purposes of calculating a Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value.  Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants.

Distributions to Shareholders — The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.  Net investment income is declared and distributed monthly for Curian/PIMCO Income Fund and Curian/PIMCO Total Return Fund and declared and distributed at least annually, if any, for Curian/WMC International Equity Fund.  Distributions from net realized capital gains, if any, will be distributed at least annually, to the extent they exceed available capital loss carry forwards.

Expenses - Expenses are recorded on an accrual basis.  Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund.  Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Security Transactions and Investment Income - Security transactions are recorded on the trade date for financial reporting purposes.  Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date.  Corporate actions involving foreign securities, including dividends, are recorded when the information becomes available.  Income received in lieu of dividends for securities loaned are included in dividends in the Statements of Operations.  Interest income, including level-yield amortization of discounts and premiums, is accrued daily.  A Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful.  A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.  Realized gains and losses are determined on the specific identification basis.

Foreign Taxes - The Funds may be subject to foreign taxes on income, gains on investments or foreign currency purchases and repatriation, a portion of which may be recoverable.  The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Foreign Currency Translations - The accounting records of each Fund are maintained in U.S. dollars.  Each business day, the market values of foreign securities, currency holdings and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on current exchange rates.  Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars based on the respective exchange rates prevailing on the dates of such transactions.  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities.  Such fluctuations are included in net realized and unrealized gain or loss on investments.

Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes and arise from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar amounts actually received or paid; and the realized gains or losses resulting from portfolio and transaction hedges.  Net unrealized gain or loss on foreign currency related items include gains and losses from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in currency exchange rates.

Guarantees and Indemnifications — In the normal course of business, the Trust may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities.  Each Fund’s maximum exposure under these arrangements is unknown. However, since their commencement of operations, the Funds have not had claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, certain of the Trust’s contracts with service providers contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Organization and Offering Costs — Expenses incurred in connection with organizing and offering of the Funds were paid by Curian.  The Funds do not have an obligation to reimburse Curian or its affiliates for such organizational and offering expenses.

Recent Accounting Pronouncements - In April 2011, Financial Accounting Standards Board (“FASB”) released Accounting Standards Update (“ASU”) 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”.  ASU 2011-03 is intended to improve financial reporting of repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem the financial assets before their maturity.  ASU 2011-03 eliminates the collateral maintenance provision that an entity may use to determine whether a transfer of securities in a repurchase agreement is accounted for as a sale or a secured borrowing.  ASU 2011-03 may cause certain dollar roll transactions that are currently accounted for as a purchase

Curian Series Trust

Notes to Financial Statements

October 31, 2012

and sale to be characterized as a secured borrowing transaction.  ASU 2011-03 is effective for the Funds in the current reporting period, and disclosures required under ASU 2011-03 are included in this report.  For the period ending October 31, 2012, none of Funds had significant treasury roll transactions characterized as secured borrowing transactions.

In May 2011, FASB released ASU 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards”.  ASU 2011-04 further clarifies fair value measurement principles and requires additional disclosures.  Entities need to disclose the amounts and reasons for any transfers between Level 1 and Level 2 securities; quantitative information relating to significant observable inputs, a narrative description of the valuation process, and a narrative description of the sensitivity of fair value measurements to changes in unobservable or Level 3 fair valuations inputs.  ASU 2011-04 is effective for the Funds in the current reporting period and the disclosures required under ASU 2011-04 are included in these Notes to Financial Statements.

In December 2011, FASB released ASU 2011-11 “Disclosures about Offsetting Assets and Liabilities”.  ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  ASU 2011-11 will enhance disclosures by requiring improved information about financial instruments and derivative instruments that meet the criteria for offsetting amounts in the balance sheet or are subject to a master netting arrangement.  The information will enable users of an entity’s financial statements to evaluate the effect or potential effect of netting arrangements on an entity’s financial positions, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments.  ASU 2011-11 is effective for the annual periods beginning on or after January 1, 2013 and the interim periods within those annual periods.  Management is currently evaluating the impact ASU 2011-11 will have on the Funds’ financial statements.

NOTE 3.  FASB ACCOUNTING STANDARDS CODIFICATION (“ASC”) TOPIC 820, “FAIR VALUE MEASUREMENTS AND DISCLOSURE”

FASB ASC Topic 820 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  Various inputs are used in determining the value of the Funds’ investments under FASB ASC Topic 820 guidance.  The inputs are summarized into three broad categories.

Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on a national or foreign stock exchange or investments in mutual funds, which are valued at their daily reported NAV.

Level 2 includes valuations for which all significant inputs are observable, either directly or indirectly.  Direct observable inputs include broker quotes, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values.  Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings.  Level 2 includes valuations for fixed income securities, OTC derivatives, centrally cleared swap agreements, broker quotes in active markets, securities subject to corporate actions, securities valued at amortized cost, international equity securities priced by an independent statistical fair value pricing service, swap agreements valued by pricing services, or ADRs and GDRs for which quoted prices in active markets are not available.

Level 3 includes valuations based on inputs that are unobservable and significant to the fair value measurement including management’s own assumptions in determining the fair value of the investment.  Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features or maturity; or industry specific inputs such as:  trading activity of similar markets or securities, changes in the security’s underlying index or changes in comparable securities’ models.  Level 3 valuations include securities that are priced based on single source broker quotes, where prices may be unavailable due to halted trading, restricted to resale due to market events, newly issued or investments for which reliable quotes are otherwise not available.

To assess the continuing appropriateness of security valuation, the Sub-Administrator regularly compares prior day prices with current day prices, transaction prices and alternative vendor prices.  When the comparison results exceed pre-defined thresholds, the Sub-Administrator challenges the prices exceeding tolerance levels with the pricing service or broker.  To verify Level 3 unobservable inputs, the Sub-Administrator uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes each Fund’s investments in securities and other financial instruments as of October 31, 2012 by valuation level.

	Assets - Securities
	Level 1	Level 2	Level 3	Total
Curian/PIMCO Income Fund
Non-U.S. Government Agency ABS	$—	$10,492,808	$1,325,105	$11,817,913
Corporate Bonds and Notes	—	415,475,075	—	415,475,075
Government and Agency Obligations	—	167,414,588	—	167,414,588
Purchased Options	—	385,997	—	385,997
Short Term Investments	4,000,000	46,317,740	—	50,317,740
Fund Total	$4,000,000	$640,086,208	$1,325,105	$645,411,313

Curian Series Trust

Notes to Financial Statements

October 31, 2012

	Assets - Securities
	Level 1	Level 2	Level 3	Total
Curian/PIMCO Total Return Fund
Non-U.S. Government Agency ABS	$—	$72,098,786	$—	$72,098,786
Corporate Bonds and Notes	—	236,739,158	—	236,739,158
Government and Agency Obligations	—	903,536,489	—	903,536,489
Preferred Stocks	4,000,000	—	—	4,000,000
Short Term Investments	500,000	35,277,124	—	35,777,124
Fund Total	$4,500,000	$1,247,651,557	$—	$1,252,151,557
Curian/WMC International Equity Fund
Common Stocks	$32,590,145	$210,398,248	$—	$242,988,393
Short Term Investments	—	5,790,530	—	5,790,530
Fund Total	$32,590,145	$216,188,778	$—	$248,778,923

	Liabilities - Securities
	Level 1	Level 2	Level 3	Total
Curian/PIMCO Total Return Fund
Government and Agency Obligations	$—	$(5,393,750)	$—	$(5,393,750)
Fund Total	$—	$(5,393,750)	$—	$(5,393,750)

	Assets - Investments in Other Financial Instruments(1)
	Level 1	Level 2	Level 3	Total
Curian/PIMCO Income Fund
Open Forward Foreign Currency Contracts	$—	$374,656	$—	$374,656
OTC Interest Rate Swap Agreements	—	932,279	—	932,279
Centrally Cleared Interest Rate Swap Agreements	—	174,535	—	174,535
OTC Credit Default Swap Agreements	—	3,119,618	—	3,119,618
Centrally Cleared Credit Default Swap Agreements	—	185,949	—	185,949
Fund Total	$—	$4,787,037	$—	$4,787,037
Curian/PIMCO Total Return Fund
Open Futures Contracts	$376,374	$—	$—	$376,374
Open Forward Foreign Currency Contracts	—	1,355,442	—	1,355,442
OTC Interest Rate Swap Agreements	—	59,311	—	59,311
Centrally Cleared Interest Rate Swap Agreements	—	1,984	—	1,984
OTC Credit Default Swap Agreements	—	2,685,088	—	2,685,088
Centrally Cleared Credit Default Swap Agreements	—	83,291	—	83,291
Fund Total	$376,374	$4,185,116	$—	$4,561,490

	Liabilities - Investments in Other Financial Instruments(1)
	Level 1	Level 2	Level 3	Total
Curian/PIMCO Income Fund
Written Options	$—	$(1,237,091)	$—	$(1,237,091)
Open Forward Foreign Currency Contracts	—	(247,644)	—	(247,644)
OTC Interest Rate Swap Agreements	—	(142,490)	—	(142,490)
OTC Credit Default Swap Agreements	—	(5,993)	—	(5,993)
Centrally Cleared Credit Default Swap Agreements	—	(88,149)	—	(88,149)
Fund Total	$—	$(1,721,367)	$—	$(1,721,367)
Curian/PIMCO Total Return Fund
Written Options	$—	$(372,134)	$—	$(372,134)
Open Futures Contracts	(35,139)	—	—	(35,139)
Open Forward Foreign Currency Contracts	—	(1,159,945)	—	(1,159,945)
OTC Interest Rate Swap Agreements	—	(78,639)	—	(78,639)
Centrally Cleared Interest Rate Swap Agreements	—	(636,787)	—	(636,787)
Centrally Cleared Credit Default Swap Agreements	—	(255,973)	—	(255,973)
Fund Total	$(35,139)	$(2,503,478)	$—	$(2,538,617)

(1)Investments in other financial instruments are derivative instruments and include forward foreign currency contracts, futures contracts, written options, and swap agreements.  All derivatives, except for written options, are reflected at the unrealized appreciation/(depreciation) on the instrument.  Written options are reflected at value.

The Funds recognize transfers between levels as of the beginning of the period.  Since the Funds’ commenced operations on November 2, 2011, there were no significant transfers into or out of Level 1, 2 or 3 for the period. There were no significant Level 3 valuations for which significant unobservable valuation inputs were developed at October 31, 2012.

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation.

NOTE 4. SECURITIES AND OTHER INVESTMENTS

Securities Lending and Securities Lending Collateral — A Fund may lend securities to certain brokers, dealers or other financial institutions in order to earn additional income.  The borrowers and the Funds’ securities lending agent exchange negotiated lender fees and the Funds receive a fee equal to a percentage of the net negotiated lender fees and the net income generated by the securities lending collateral held during each lending transaction.  The securities lending agent is authorized to loan securities on behalf of the Funds to approved borrowers and is required to maintain collateral at least equal

Curian Series Trust

Notes to Financial Statements

October 31, 2012

to the value of the securities loaned based on the previous day’s value of the securities loaned, marked-to-market daily.  Any shortfalls are adjusted the next business day.  In the event of bankruptcy or other default of the borrower, a Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights.  In addition, there could be a decline in the value of the collateral or in the value of the securities loaned while a Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of access to income during that period.  The Funds also bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.  Each Fund is responsible for returning the full amount of collateral received for a particular loan when the borrower returns the applicable security.  JPMorgan Chase Bank, N.A. (“JPM Chase” or “Custodian”) serves as custodian and securities lending agent to the Trust.  The Funds have cash collateral invested in money market funds and overnight repurchase agreements, collateralized fully by U.S. Treasuries, Government National Mortgage Association (“GNMA”) mortgage backed securities or U.S. government sponsored securities.

U.S. Government Agencies or Government Sponsored Enterprises - Certain Funds may invest in U.S. government agencies or government sponsored enterprises.  U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities.  Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by GNMA, are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (“U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest paying securities of similar maturities.

Government-related guarantors (i.e., guarantors that are not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”).  FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.  Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government.  FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

FNMA and FHMLC were placed into conservatorship by the Federal Housing Finance Agency (“FHFA”).  As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets.  In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC.  This agreement contains various covenants that severely limit each enterprise’s operations.  In exchange for entering into these agreements, the U.S. Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock.  The U.S. Treasury created a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and created a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC.  FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Unregistered Securities - A Fund may own certain investment securities, which are unregistered and thus restricted to resale. These securities may also be referred to as “private placements”.  Unregistered securities may be “illiquid” because there is no readily available market for sale of the securities.  Where future dispositions of the securities require registration under the 1933 Act, as amended, the Funds have the right to include those securities in such registration generally without cost to the Funds.  The Funds have no right to require registration of unregistered securities.

Repurchase Agreements - A Fund may invest in repurchase agreements.  A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement by the seller, generally a bank or broker/dealer, to repurchase that security back from the Fund at a specified price and date or upon demand.  The underlying securities used as collateral for all repurchase agreements are held in safekeeping at the Fund’s Custodian or designated subcustodians under triparty repurchase agreements.  The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest.  In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of such collateral may decline.

Reverse Repurchase Agreements - A Fund may enter into reverse repurchase agreements.  A reverse repurchase agreement involves the sale of a security by a Fund and a simultaneous agreement by the purchaser, generally a bank or broker/dealer, to resell that security to the Fund at a specified price and date.  Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities.  Interest payments made are recorded as a component of interest expense on the Statements of Operations.  A reverse repurchase agreement involves the risk that the value of the security sold by the Fund may decline below the repurchase price of the security.  A Fund will segregate assets determined to be liquid at the Custodian or otherwise cover its obligations under reverse repurchase agreements.

Curian Series Trust

Notes to Financial Statements

October 31, 2012

The average daily balance and the weighted average interest rate for reverse repurchase agreements, for the period ended October 31, 2012, were as follows:  Curian/PIMCO Income Fund, $1,988,691 and 0.57% for 123 days outstanding; and Curian/PIMCO Total Return Fund $61,937,653 and 0.16% for 57 days outstanding, respectively.  The total market value of underlying collateral for open reverse repurchase agreements at October 31, 2012 was $1,523,175 for Curian/PIMCO Income Fund.  At October 31, 2012, reverse repurchase agreements outstanding were as follows:

	Repurchase Amount	Counter- party	Interest Rate	Maturity Date
Curian/PIMCO Income Fund	$1,458,000	BCL	1.00%	rolling maturity

Forward Sales Commitments — A Fund may purchase or sell forward sales commitments.  A forward sales commitment involves a Fund entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.  The purchase of a forward sales commitment involves the risk of loss if the value of the security to be purchased declines before the settlement date while the sale of a forward sales commitment involves the risk that the value of the securities to be sold may increase before the settlement date.  A Fund may dispose of or renegotiate forward sales commitments after they are entered into, and may sell these securities before they are delivered, which may result in capital gain or loss.

Delayed-Delivery Securities - A Fund may purchase or sell securities on a delayed delivery basis, including “To Be Announced” (“TBA”) or “To Be Acquired” securities.  These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period.  In TBA transactions, a Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities.  When delayed-delivery purchases are outstanding, the Fund is required to have sufficient cash and/or liquid securities to cover its commitments on these transactions.  When purchasing a security on a delayed-delivery basis, the Fund assumes the rights of ownership of the security, including the risk of price and yield fluctuations, and considers such fluctuations when determining its NAV.  A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss.  When a Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security.  Securities purchased on a TBA basis are not settled until they are delivered to the Fund.  In connection with TBA transactions, Funds may maintain a short position related to certain securities.  In connection with these transactions, the Fund owns an equal amount of the securities or holds securities convertible (or exchangeable) into an equal amount of the securities, of the same issuer, as the position held short.  Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the consideration of factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Fund and select counterparties.  The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination and maintenance of collateral.  Losses may arise due to changes in the value of the underlying securities prior to settlement date, if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.

Mortgage-Backed Dollar and Treasury Roll Transactions - A Fund may sell mortgage-backed or Treasury securities and simultaneously contract to repurchase securities at a future date at an agreed upon price.  A Fund may only enter into covered rolls.  A “covered roll” is a type of dollar roll for which a Fund maintains offsetting positions in cash, U.S. Government securities, or other liquid assets which mature on or before the forward repurchase settlement date of the dollar roll transaction.  During the period between the sale and repurchase, a Fund forgoes interest and principal paid on the mortgage-backed securities.  A Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments.

In a mortgage-backed or Treasury securities roll transaction, if the repurchased security is determined to be similar, but not substantially the same, the transaction is accounted for as a purchase and sale.  Any gains, losses and any income or fees earned are recorded to realized gain or loss.  If the repurchased security is determined to be substantially the same, the transaction is accounted for as a secured borrowing, rather than as a purchase and sales transaction.  Any income or fees earned are recorded to investment income and financing costs associated with the transaction are recorded to interest expense.

Dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

NOTE 5.  FINANCIAL DERIVATIVE INSTRUMENTS

FASB ASC Topic 815, “Derivatives and Hedging” — This standard includes the requirement for qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit related contingent features in derivative instruments; as well as requiring quantitative disclosures in the semi-annual and annual financial statements about fair value, realized and unrealized gains and losses and volume of activity for derivative instruments.  Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure which is categorized as credit, equity price, interest rate and foreign currency exchange rate risk.  The objectives, strategies and underlying risks for each instrument held by the Funds are discussed in the following paragraphs.

Options Transactions — A Fund may be subject to interest rate and foreign currency exchange rate risk in the normal course of pursuing its investment objective.  During the period, Curian/PIMCO Income Fund entered into options contracts to manage exposure to or hedge changes in interest rates and foreign currencies and Curian/PIMCO Total Return Fund entered into option contracts to manage exposure to or hedge changes in interest rates.

Curian Series Trust

Notes to Financial Statements

October 31, 2012

An option is a contract that gives the purchaser of the option, in return for a premium paid, the right to buy a specified underlying instrument from the writer of the option (in the case of a call option), or to sell a specified underlying instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option.  When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently marked-to-market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the cost basis of the underlying investment or offset against the proceeds of the underlying investment transaction to determine realized gain or loss.  Purchasing call options tends to increase a Fund’s exposure to the underlying instrument.  Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument.  The risks associated with purchasing options are limited to premiums paid and the failure of the counterparty to honor its obligation under the contract.  When a Fund writes a call or put option, the premium received by the Fund is recorded as a liability and is subsequently marked to market to reflect the current value of the option.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds of the underlying investment transaction or reduce the cost basis of the underlying investment to determine the realized gain or loss.  Writing call options tends to decrease a Fund’s exposure to the underlying instrument.  Writing put options tends to increase a Fund’s exposure to the underlying instrument.  The risk associated with writing an option that is exercised is that an unfavorable change in the price of the security underlying the option could result in a Fund buying the underlying security at a price higher than the current value or selling the underlying security at a price lower than the current market value.  There is also the risk a Fund may not be able to enter into a closing transaction if the market is illiquid.  Options written by a Fund do not give rise to counterparty credit risk, as they obligate the Fund, not the counterparty, to perform.

A Fund may also buy and sell (“write”) call and put options on swaps agreements (“swaptions”).  Swaptions are similar to options on securities except that instead of purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.  Swaptions are illiquid investments.

Futures Contracts - A Fund may be subject to interest rate risk in the normal course of pursuing its investment objective.  During the period, Curian/PIMCO Income Fund and Curian/PIMCO Total Return Fund entered into futures contracts to manage exposure to or hedge changes in interest rates, as an efficient means of adjusting overall exposure to certain markets as part of their investment strategy and as a substitute for investment in physical securities.  A futures contract is a standardized contract obligating two parties to exchange a specified asset at an agreed upon price and date.  Upon entering into a futures contract, the Fund is required to deposit with the broker or counterparty an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin”.  The Fund receives from or pays to the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts.  Such receipts or payments, known as the “variation margin”, are recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized.  Futures contracts involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.  The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund or the change in the market value of an underlying entity and the prices of the futures contracts and the possibility a Fund may not be able to enter into a closing transaction because of an illiquid market.  With futures, there is minimal counterparty risk to a Fund since future contracts are exchange traded and the exchange’s clearinghouse, acting as counterparty to all exchange traded futures, guarantees the future contracts against default.

Forward Foreign Currency Contracts - A Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective.  During the period, Curian/PIMCO Income Fund and Curian/PIMCO Total Return Fund entered into forward foreign currency contracts to minimize foreign currency exposure on investment securities denominated in foreign currencies and as part of their overall investment strategy; and Curian/WMC International Equity Fund entered into forward foreign currency contracts as a means of currency risk management.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities, but it does establish a fixed rate of currency exchange that can be achieved in the future.  The value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates.  Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss and as a receivable or payable from forward foreign currency contracts.  Upon settlement, or delivery or receipt of the currency, a realized gain or loss is recorded which is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Forward foreign currency contracts involve market risk in excess of the receivable or payable related to forward foreign currency contracts recorded by the Funds.  Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase.  Additionally, a Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract or if the value of the currency changes unfavorably to the value of the offsetting currency.

Swap Agreements - Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.  Swap agreements are privately negotiated in the OTC market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”).  OTC swap agreements are illiquid investments.  If a Fund transacts in OTC swap agreements, they are a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements (“ISDA Master Agreements”) with select counterparties.  The ISDA Master Agreements govern transactions in OTC derivatives, including swap agreements and forward foreign currency contracts, and maintain provisions for general obligations, representations, agreements, collateral and events of default or termination.  Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.  Any election to early termination could be material to the financial statements.  The amount of collateral exchanged is based on provisions within the ISDA Master Agreements and is determined by the net exposure with the counterparty and is not identified for a specific OTC swap agreement.  Collateral paid to or received from counterparties is included in receivable from/payable for deposits with/from counterparties in the Statements of Assets and Liabilities.

Curian Series Trust

Notes to Financial Statements

October 31, 2012

Swap agreements are marked-to-market daily and change in value is recorded by a Fund as an unrealized gain or loss.  OTC swap premiums paid or received at the beginning of the measurement period which are recorded by the Fund represent payments made or received upon entering into the OTC swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions relating to credit spreads, interest rates, currency exchange rates, and other relevant factors as appropriate.  These upfront payments are amortized over the life of the swap agreement and recorded as a realized gain or loss upon termination or maturity of the swap agreement.  A liquidation payment received or made at the termination of the OTC swap agreement is recorded as a realized gain or loss.  Net periodic payments received or paid by a Fund are included as part of realized gain or loss.

Upon entering into a centrally cleared swap agreement, a Fund is required to deposit with a designated swap dealer through the exchange’s clearinghouse an amount of cash or cash equivalent equal to a certain percentage of the centrally cleared swap agreement known as the “initial margin”.  The Fund receives from or pays to a designated swap dealer through the exchange’s clearinghouse an amount of cash equal to the daily fluctuation in the value of the centrally cleared swap agreement.  Such receipts or payments, known as the “variation margin”, are recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized.  Centrally cleared swap agreements involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the unrealized gain or loss recorded by a Fund.  Such risks include that there is no liquid market for OTC swap agreements, that there may be unfavorable changes in interest rates or value of underlying securities and that the counterparty to the agreements may default on its obligation to perform.  In addition, entering into OTC swap agreements involves documentation risk resulting from the possibility that the parties to an OTC swap agreement may disagree as to the meaning of contractual terms in the agreement.  The credit risk associated with certain contracts is reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis.  A Fund’s overall exposure to credit risk subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Interest Rate Swap Agreements - A Fund may be subject to interest rate risk in the normal course of pursuing its investment objective.  During the period, Curian/PIMCO Income Fund and Curian/PIMCO Total Return Fund entered into interest rate swap agreements to manage duration, to manage interest rate and yield curve exposure and as a substitute for investment in physical securities.  Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal.  Forms of interest rate swap agreements that the Funds have entered into may include:  fixed-for-floating rate swaps, under which a party agrees to pay a fixed rate in exchange for receiving a floating rate tied to a benchmark or floating-for-fixed rate swaps, under which a party agrees to pay a floating rate in exchange for receiving a fixed rate.

A Fund’s maximum risk of loss from counterparty credit risk for an interest rate swap agreement is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent this amount is positive.  This risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements — A Fund may be subject to credit risk in the normal course of pursuing its investment objective.  During the period, Curian/PIMCO Income Fund and Curian/PIMCO Total Return Fund entered into credit default swap agreements to manage credit exposure and as a substitute for investment in physical securities.  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index.  A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall.

As a seller of protection, a Fund will generally receive from the buyer of protection a premium in return for such protection and/or a fixed rate of income throughout the term of the swap if there is no credit event.  As a seller, a Fund adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.  If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.  If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.  Until a credit event occurs, recovery values are determined by market makers considering either industry standard recovery rates or entity specific factors and considerations.  When a credit event occurs, the recovery value is determined by a facilitated auction, administered by ISDA, whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

A Fund may use credit default swap agreements on corporate or sovereign issues to provide a measure of protection against default of an issuer (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.  If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of

Curian Series Trust

Notes to Financial Statements

October 31, 2012

the specific referenced obligation.  The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds, to protect investors owning bonds against default and to speculate on changes in credit quality.  A credit index is a basket of credit instruments or exposures designed to represent a portion of the credit market.  These indices consist of reference credits that are considered to be the liquid entities in the credit default swap market based on the index sector.  Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities and emerging market securities.  These components can be determined based upon various credit ratings within each sector.  Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates.  An index credit default swap references all the issuers in the index, and if there is a credit event, the credit event is settled based on that issuer’s weight in the index.  The composition of the indices changes periodically, usually every six months, and for most indices, each issuer has an equal weight in the index.

Either as a seller of protection or a buyer of protection of a credit default swap agreement, a Fund’s maximum risk of loss from counterparty risk is the fair value of the agreement.  This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by obtaining collateral from the counterparty to cover the Fund’s exposure to the counterparty.  The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.  Notional amounts of all credit default swap agreements outstanding as of October 31, 2012, for which the Fund is the seller of protection, are disclosed in the Schedules of Investments.  These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

For Funds which held more than one type of derivative during the period ended October 31, 2012, the following is a summary of the fair valuations of each Fund’s derivative instruments categorized by risk exposure, which references the location on the Statements of Assets and Liabilities and the realized and unrealized gain or loss in the Statements of Operations for each derivative instrument.  Curian/WMC International Equity Fund held only one type of derivative during the period and is not included in the table as the location on the Statements of Assets and Liabilities and the realized and unrealized gain loss on the Statements of Operations can be referenced directly on the Fund’s respective statements.

	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Curian/PIMCO Income Fund
Fair values of derivative instruments on the Statement of Assets and Liabilities as of October 31, 2012:
Assets:
Investments - at value*	$—	$—	$—	$385,997	$385,997
Variation margin on financial derivative instruments	—	—	—	63,488	63,488
Forward foreign currency contracts	—	—	374,656	—	374,656
Unrealized appreciation on OTC swap agreements	3,119,618	—	—	932,279	4,051,897
OTC swap premiums paid	468,807	—	—	355,925	824,732
	$3,588,425	$—	$374,656	$1,737,689	$5,700,770
Liabilities:
Variation margin on financial derivative instruments	$101,770	$—	$—	$—	$101,770
Options written, at value	—	—	—	1,237,091	1,237,091
Forward foreign currency contracts	—	—	247,644	—	247,644
Unrealized depreciation on OTC swap agreements	5,993	—	—	142,490	148,483
OTC swap premiums received	2,640,084	—	—	67,211	2,707,295
	$2,747,847	$—	$247,644	$1,446,792	$4,442,283
The effect of derivative instruments on the Statement of Operations for the period ended October 31, 2012:
Net realized gain (loss) on:
Investments*	$—	$—	$8,963	$(129,174)	$(120,211)
Swap agreements	2,688,691	—	—	3,855,236	6,543,927
Foreign currency related items	—	—	42,666	—	42,666
Futures contracts	—	—	—	56,318	56,318
Written options contracts	—	—	—	233,020	233,020
	$2,688,691	$—	$51,629	$4,015,400	$6,755,720
The effect of derivative instruments on the Statement of Operations for the period ended October 31, 2012:
Net change in unrealized appreciation (depreciation) on:
Investments*	$—	$—	$—	$—	$—
OTC swap agreements	3,113,625	—	—	789,789	3,903,414
Foreign currency related items	—	—	127,012	—	127,012
Futures contracts and centrally cleared swap agreements	97,800	—	—	174,535	272,335
Written option contracts	—	—	—	(108,701)	(108,701)
	$3,211,425	$—	$127,012	$855,623	$4,194,060

Curian Series Trust

Notes to Financial Statements

October 31, 2012

	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Curian/PIMCO Total Return Fund
Fair values of derivative instruments on the Statement of Assets and Liabilities as of October 31, 2012:
Assets:
Investments - at value*	$—	$—	$—	$—	$—
Variation margin on financial derivative instruments	58,003	—	—	129,571	187,574
Forward foreign currency contracts	—	—	1,355,442	—	1,355,442
Unrealized appreciation on OTC swap agreements	2,685,088	—	—	59,311	2,744,399
OTC swap premiums paid	275,726	—	—	17,966	293,692
	$3,018,817	$—	$1,355,442	$206,848	$4,581,107
Liabilities:
Variation margin on financial derivative instruments	$1,944	$—	$—	$596,379	$598,323
Options written, at value	—	—	—	372,134	372,134
Forward foreign currency contracts	—	—	1,159,945	—	1,159,945
Unrealized depreciation on OTC swap agreements	—	—	—	78,639	78,639
OTC swap premiums received	1,751,624	—	—	85,159	1,836,783
	$1,753,568	$—	$1,159,945	$1,132,311	$4,045,824
The effect of derivative instruments on the Statement of Operations for the period ended October 31, 2012:
Net realized gain (loss) on:
Investments*	$—	$—	$—	$(2,930)	$(2,930)
Swap agreements	(2,964,811)	—	—	1,198,079	(1,766,732)
Foreign currency related items	—	—	(776,969)	—	(776,969)
Futures contracts	—	—	—	(236,421)	(236,421)
Written options contracts	—	—	—	885,948	885,948
	$(2,964,811)	$—	$(776,969)	$1,844,676	$(1,897,104)
Net change in unrealized appreciation (depreciation) on:
Investments*	$—	$—	$—	$—	$—
OTC swap agreements	2,685,088	—	—	(19,328)	2,665,760
Foreign currency related items	—	—	195,496	—	195,496
Futures contracts and centrally cleared swap agreements	(172,682)	—	—	(293,568)	(466,250)
Written option contracts	—	—	—	210,266	210,266
	$2,512,406	$—	$195,496	$(102,630)	$2,605,272

* Purchased options market value is reflected in investments, at value.  Realized gain (loss) and change in unrealized appreciation (depreciation) on purchased options are reflected in realized gain (loss) on investments and change in unrealized appreciation (depreciation) on investments, respectively in the Statements of Operations.

The derivative instruments outstanding as of October 31, 2012, as disclosed in the Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period ended October 31, 2012, as disclosed in the Statements of Operations, serve as indicators of the volume of derivative activity for the Funds.  For Funds with significant derivative activity during the period ended October 31, 2012, the average monthly volume of derivative activities is as follows:

	Curian/PIMCO Income Fund	Curian/PIMCO Total Return Fund
Options Purchased and Written
Premiums Paid(1)	$172,718	$676
Premiums Received(1)	573,582	458,019
Futures Contracts
Long(1)	965,475	117,638,218
Short(1)	—	1,818,541
Forward Foreign Currency Contracts
Purchased(1)	18,604,200	12,742,414
Sold(1)	27,387,468	73,718,963
Interest Rate Swap Agreements
Paying Floating Rate(2)	83,256,013	34,005,784
Receiving Floating Rate(2)	—	—
Credit Default Swap Agreements
Purchase Protection(2)	9,058,944	85,296,881
Sell Protection(2)	159,568,180	71,170,154

(1) Cost

(2) Notional Amount in USD

Curian Series Trust

Notes to Financial Statements

October 31, 2012

Pledged or Segregated Collateral — The following table summarizes securities collateral pledged for futures contracts and swap agreements or segregated for swap agreements:

	Futures Contracts	Swap Agreements Pledged or	Total Pledged
	Pledged Securities	Segregated Securities	or Segregated Securities
Curian/PIMCO Income Fund	$—	$3,237,559	$3,237,559
Curian/PIMCO Total Return Fund	479,520	6,703,949	7,183,469

NOTE 6.  INVESTMENT RISKS AND REGULATORY MATTERS

Foreign Securities Risk - Investing in securities of foreign companies and foreign governments generally involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government.  These risks include the potential for revaluation of currencies, different accounting policies, and future adverse political and economic developments.  Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices may be more volatile than those of securities of comparable U.S. companies and the U.S. government.

Currency Risk - Investing directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, involves the risk that those currencies will decline in value relative to the base currency of a Fund, or, in the case of hedging positions, that a Fund’s base currency will decline in value relative to the currency being hedged.  Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, general economics of a country, actions (or inaction) of U.S., foreign governments, central banks or supranational entities such as the International Monetary Fund, the imposition of currency controls or other political developments in the United States or abroad.

Market, Credit and Counterparty Risk - In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”) or failure of the other party to a transaction to perform (“credit risk”).  Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default.  Financial assets, which potentially expose the Funds to credit risk, consist principally of investments and cash due from counterparties (“counterparty risk”).  The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets is incorporated within their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.  For certain derivative contracts, the potential loss could exceed the value of the financial assets recorded in the financial statements.

Regulatory Matters - On February 8, 2012, the U.S. Commodity Futures Trading Commission (“CFTC”) adopted amendments to its existing part 4 regulations.  Previously, investment companies and certain investment advisers to investment companies were excluded from the definition of a “commodity pool operator,” and did not have to register with the CFTC and National Futures Association (“NFA”).  Several of the CFTC rules relating to commodity pool operators, including Rule 4.5, were amended, thereby, removing the exclusion from CFTC regulation for regulated investment companies.  Effective January 1, 2013, Curian Capital, LLC will be registered as a commodity pool operator, and certain of the Funds will be considered “pools” for purposes of reporting to the CFTC and NFA.  Management is currently evaluating the amendments and their impact, if any, on the Funds’ financial statements.

NOTE 7. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory, Sub-Advisory and Administration Fee - The Trust has an investment advisory agreement and an administration agreement with Curian.  Pursuant to the investment advisory agreement, Curian receives an annual fee accrued daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of each Fund.  Pursuant to the administration agreement, Curian receives an annual fee accrued daily and paid monthly, at an annual rate of 0.60% of the average daily net assets of Curian/PIMCO Income Fund and Curian/PIMCO Total Return Fund and 0.85% of the average daily net assets of Curian/WMC International Equity Fund.  Subject to the oversight of the Funds’ Board, Curian is responsible for managing the Funds’ business affairs and providing day-to-day administrative services to the Funds either directly or through others selected by it for the Funds.  In return for the fees paid under the administration agreement, Curian provides or procures necessary administrative functions and services for the operation of the Funds.  In addition, Curian, at its own expense, arranges for legal, audit, fund accounting, transfer agency, custody, printing and mailing, a portion of the Chief Compliance Officer costs, and all other services necessary for the operation of each Fund.  Each Fund is responsible for trading expenses, including brokerage commissions, taxes, other non-operating expenses, errors and omission insurance, the fees and expenses of the disinterested Trustees and independent legal counsel to the disinterested Trustees, a portion of the costs associated with the Chief Compliance Officer, and certain nonrecurring or extraordinary expenses.

Curian Series Trust

Notes to Financial Statements

October 31, 2012

The Trust has an investment sub-advisory agreement with PIMCO for Curian/PIMCO Income Fund and Curian/PIMCO Total Return Fund and with WMC for Curian/WMC International Equity Fund.  The Funds pay the following fees to the Sub-Advisers:

	Assets	Fees
Curian/PIMCO Income Fund	All Assets	0.25%

Curian/PIMCO Total Return Fund	Assets up to $3 billion(1)
	All assets	0.25%
	When assets exceed $3 billion(2)
	$0 to $1 billion	0.25%
	Amounts over $1 billion	0.225%

Curian/WMC International Equity Fund	$0 to $250 million	0.45%
	Amounts over $250 million	0.40%

(1) When aggregate net assets of Curian/PIMCO Total Return Fund and Curian/PIMCO Income Fund of the Curian Series Trust and JNL/PIMCO Real Return Fund and JNL/PIMCO Total Return Bond Fund of the JNL Series Trust fall below $3 billion, this annual rate is applicable to all the amounts in the Curian/PIMCO Total Return Fund.

(2) When aggregate net assets of Curian/PIMCO Total Return Fund and Curian/PIMCO Income Fund of the Curian Series Trust and JNL/PIMCO Real Return Fund and JNL/PIMCO Total Return Bond Fund of the JNL Series Trust equal or exceed $3 billion, these annual rates are applicable to all the amounts in the Curian/PIMCO Total Return Fund.  The fee is computed based on the combined market value of the Curian/PIMCO Total Return Fund of Curian Series Trust and JNL/PIMCO Total Return Bond Fund of JNL Series Trust, and PIMCO will aggregate Curian/PIMCO Total Return Fund (Curian Series Trust) and JNL/PIMCO Total Return Bond Fund (JNL Series Trust) assets to derive an average fee to be applied to Curian/PIMCO Total Return Fund (Curian Series Trust) and JNL/PIMCO Total Return Bond Fund (JNL Series Trust).

Fee Waiver and Expense Reimbursements - Curian agreed to waive its advisory fee and reduce the administration fee and/or reimburse other expenses to the extent necessary to reduce the annual expense ratios of the Funds, exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses, to 0.85% for Curian/PIMCO Income Fund, 0.80% for Curian/PIMCO Total Return Fund, and 1.32% for Curian/WMC International Equity Fund until February 28, 2013.

Curian is entitled to recoup previously waived/reimbursed expenses for a period of up to three years following the fiscal year in which Curian waived its fee.  The amount of waived expenses for each Fund is recorded as expenses waived by Adviser in each Fund’s Statement of Operations.  During the period ended October 31, 2012, Curian did not recover any previously reimbursed expenses.  At October 31, 2012, the amount of potentially recoverable expenses was:

	Recoverable Expense	Expiration
Curian/PIMCO Income Fund	$784,871	10/31/15
Curian/PIMCO Total Return Fund	2,050,054	10/31/15
Curian WMC International Equity Fund	370,606	10/31/15

Other Service Providers - The Trust entered into a transfer agency agreement and shareholder services agreement with JNAM.  Curian has entered into a sub-administration and fund accounting services agreement with JFS, and is responsible for the compensation of JFS for services provided pursuant to such agreement.  Curian pays JNAM and JFS for such services through the fees earned pursuant to the administration agreement.

The Funds entered into an agreement with the Custodian in which the Custodian provides earnings credits for overnight cash balances held in the Funds’ custody accounts.  The earnings credits reduce the Funds’ custody fees which are paid by Curian, which then reimburses the Funds for such earnings credits.  The reimbursed earnings credits are included in other income in the Statements of Operations.

The Trust has a fund compliance services agreement with JFS.  Pursuant to the fund compliance services agreement, JFS provides compliance oversight services to the Trust.

Distribution Agreement - The Trust entered into a distribution agreement with Curian Clearing LLC, an affiliate of Curian.  The Funds pay no expenses related to services provided under the distribution agreement.  The Distributor does not have any distribution and servicing arrangements with third parties to sell shares of the Funds.

Directed Brokerage Commissions - A Sub-Adviser may allocate a portion of a Fund’s equity security transactions (subject to obtaining best execution of each transaction) through certain designated broker-dealers which will rebate a portion of the brokerage commissions to that Fund.  Any amount credited to the Fund is reflected as brokerage commissions recaptured in the Statements of Operations.

Deferred Compensation Plan — The Funds adopted a Deferred Compensation Plan whereby disinterested Trustees may defer the receipt of all or a portion of their compensation.  These deferred amounts, which remain as liabilities of the Funds, shall be treated as if invested and reinvested in shares of one or more affiliated funds at the discretion of the applicable Trustee.  These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected Funds.  Liabilities related to deferred balances are included in payable for trustee fees in the Statements of Assets and Liabilities.  Increases or decreases related to the changes in value of deferred balances are included in trustee fees set forth in the Statements of Operations.

Curian Series Trust

Notes to Financial Statements

October 31, 2012

NOTE 8.  INCOME TAX MATTERS

Each Fund is a separate taxpayer for federal income tax purposes.  Each Fund intends to qualify as a regulated investment company (“RIC”) and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.  Therefore, no federal income tax provision is required.

The following information is presented on an income tax basis.  Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions.  Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment.  Temporary differences do not require reclassification.  Permanent differences may include but are not limited to the following:  foreign currency reclassifications, market discount or paydown reclassifications, reclassifications on the sale of passive foreign investment company (“PFIC”), accounting treatment of notional principal contracts and distribution adjustments.  These reclassifications have no impact on net assets.

	Net Increase (Decrease)
	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
Curian/PIMCO Income Fund	$2,232,845	$(2,232,845)	$—
Curian/PIMCO Total Return Fund	26,837	(26,837)	—
Curian/WMC International Equity Fund	(329,494)	329,494	—

The Regulated Investment Company Modernization Act of 2010 (“Act”) was enacted on December 22, 2010.  In general, the provisions of the Act are effective for the Funds’ period ending October 31, 2012.  Under the Act, a Fund is permitted to carry forward capital losses for an unlimited period.  Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses, and will not be considered exclusively short-term as under previous law.

At October 31, 2012, no Fund had unused capital loss carryovers for U.S. federal income tax purposes.

As of October 31, 2012, the cost of investments and the components of net unrealized appreciation/(depreciation), undistributed net ordinary income and undistributed net long-term capital gains for U.S. federal income tax purposes were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation	Undistributed Net Ordinary Income*	Undistributed Net Long- Term Capital Gain
Curian/PIMCO Income Fund	$619,494,107	$27,447,952	$(1,530,746)	$25,917,206	$11,158,170	$33,791
Curian/PIMCO Total Return Fund	1,220,796,292	32,987,677	(1,632,412)	31,355,265	31,562,419	182,550
Curian/WMC International Equity Fund	229,001,092	24,063,758	(4,285,927)	19,777,831	5,310,736	—

*  Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ fiscal period ended October 31, 2012 was as follows:

	Net Ordinary Income*	Long-term Capital Gain	Return of Capital
Curian/PIMCO Income Fund	$11,184,752	$—	$—
Curian/PIMCO Total Return Fund	15,641,976	—	—

*  Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax expense in the current year.  FASB ASC Topic 740 requires that management evaluate the tax positions taken in the 2011 return which remains subject to examination, by the Internal Revenue Service.  This return is not subject to examination by any other tax jurisdictions.  Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements for the period ended October 31, 2012.

NOTE 9.  SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued, and has concluded there are no events that require adjustments to the financial statements or disclosure in the footnotes.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Curian Series Trust:

We have audited the accompanying statements of assets and liabilities of Curian/PIMCO Income Fund, Curian/PIMCO Total Return Fund, and Curian/WMC International Equity Fund (the “Funds” within Curian Series Trust), including the schedules of investments, as of October 31, 2012, and the related statements of operations, statements of changes in net assets and financial highlights for the period November 2, 2011 (commencement of operations) to October 31, 2012. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2012, the results of their operations, changes in their net assets and the financial highlights for the period indicated herein, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

December 17, 2012

Curian Series Trust (Unaudited)

Additional Disclosures

October 31, 2012

Disclosure of Fund Expenses.  Shareholders incur ongoing costs, which include costs for portfolio management, administrative services and other operating expenses.  Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return.  These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio.  The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Expenses Using Actual Fund Return.  This section provides information about the actual account values and actual expenses incurred by the Fund.  Use the information in this section, together with the amount invested, to estimate the expenses paid over the period.  Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return.  The information in this section can be used to compare each Fund’s costs with those of other mutual funds.  It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return.  This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning Account Value 5/01/12	Ending Account Value 10/31/2012	Annualized Expense Ratios	Expenses Paid During Period	Beginning Account Value 5/01/12	Ending Account Value 10/31/2012	Annualized Expense Ratios	Expenses Paid During Period

Curian/PIMCO Income Fund	$1,000.00	$1,063.10	0.85%	$4.41	$1,000.00	$1,020.86	0.85%	$4.32

Curian/PIMCO Total Return Fund	1,000.00	1,037.90	0.80	4.10	1,000.00	1,021.11	0.80	4.06

Curian/WMC International Equity Fund	1,000.00	1,011.10	1.32	6.67	1,000.00	1,018.50	1.32	6.70

Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by the number of days in the most recent 12-month period (to reflect the most recent 6-month period).

Quarterly Portfolio Holdings.  The Funds filed a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of the fiscal year on Forms N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov.  The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.  It is also available upon request from the registrant by calling the Funds toll-free at 1-866-255-1935.

Proxy Voting Guidelines.  The Board has adopted the proxy voting policy and procedures (“Policy”) of the Funds’ Adviser, pursuant to which the Board has delegated proxy voting responsibility to the Adviser, and pursuant to which the Adviser has delegated proxy voting responsibility to each of the Sub-Advisers.  The Trust has approved each of the Sub-Adviser’s proxy voting policies and procedures (“Procedures”).

The Policy is designed to promote accountability of the company’s management to its shareholders and to align the interests of management with those shareholders.  The Sub-Advisers generally review each matter on a case-by-case basis in order to make a determination of how to vote in a manner that best serves the interests of Fund shareholders.  The Sub-Advisers may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.  For example, Curian shall permit a Sub-Adviser to abstain from voting a proxy for securities that have been loaned by the Fund and would have to be recalled in order to submit a proxy vote.  In addition, the Sub-Advisers will monitor situations that may result in a conflict of interest in accordance with their policies and procedures.  A description of the policies and procedures used by the Funds to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 are available (1) without charge, upon request by calling 1-877-874-4143 (Curian Client Services), (2) on Curian Capital’s website at www.curian.com, and (3) on the SEC’s website at www.sec.gov.

Other Federal Income Tax Information.  The information reported below is for the period ended October 31, 2012.  Foreign tax and qualified dividend information for the calendar year 2012 will be provided on each shareholder’s 2012 Form 1099-DIV.

For the period ended October 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010.  The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%.  Complete information for calendar year 2012 will be reported in conjunction with each shareholder’s 2012 Form 1099-DIV.

For the period ended October 31, 2012, the following Funds hereby designate the following percentages, or the maximum amount allowable under the Internal Revenue Code (“Code”), as qualified dividends:

Qualified Dividend Income
Curian/PIMCO Total Return Fund	1.03%

For the period ended October 31, 2012, the following Funds hereby designate the following percentages, or the maximum amount allowable under the Code, as distributions eligible for the dividends received deduction for corporations:

Dividends Received Deduction
Curian/PIMCO Total Return Fund	1.03%

The Curian/WMC International Equity Fund intends to elect to pass through to shareholders the taxes paid to foreign countries.  Foreign source income and foreign tax per outstanding share on October 31, 2012 are as follows:

	Foreign Source Income	Foreign Tax Expense
Curian/WMC International Equity Fund	$0.06	$0.01

The pass-through of the foreign taxes paid will only affect those persons who are shareholders on the dividend record date in December 2012.  These shareholders will receive more detailed information along with their 2012 Form 1099-DIV.

TRUSTEES AND OFFICERS OF CURIAN SERIES TRUST (“TRUST”)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY TRUSTEE OR OFFICER

Interested Trustee

Michael Bell (49)(1) 7601 Technology Drive Denver, CO 80237	Trustee(2) (11/2010 to present) President and Chief Executive Officer (11/2010 to present)	35

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive Officer of Curian Capital (12/2005 to present) OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: None

Disinterested Trustees

David W. Agostine (50) 7601 Technology Drive Denver, CO 80237	Chairman of the Board and Trustee(2) (11/2010 to present)	35

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Principal, Market Metrics, LLC (01/2011 to present); President, Dividend Capital Investments, Inc. (2007 to 12/2010); Principal Executive Officer and President, DCI Group/BlackCreek Global Advisors (2007 to present); Chief Executive Officer and Partner, Intelect Integrated Electronics, Inc. (2003 to 2007)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS:  Trustee, Dividend Capital Investments, Inc. (2007 to present)

Gregory P. Contillo (57) 7601 Technology Drive Denver, CO 80237	Trustee(2) (9/2011 to present)	35

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

President, Crystal River Partners (2005 to present); President of MKA Capital Group Advisors, LLC (2007 to 2008)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS:  None

Dylan E. Taylor (42) 7601 Technology Drive Denver, CO 80237	Trustee(2) (11/2010 to present)	35

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Chief Executive Officer | USA, Colliers International (a commercial real estate advisory firm) (06/2009 to present); President, Grubb & Ellis Company (a commercial real estate advisory firm) (5/2008 to 6/2009); Executive Vice President, Grubb & Ellis Company (1/2008 to 6/2009); President — Corporate Services Group, Grubb & Ellis Company (10/2007 to 6/2009); Acting President — Global Client Services, Grubb & Ellis Company (1/2008 to 5/2008); Executive Vice President and Regional Managing Director of Corporate Services Group, Grubb & Ellis Company (11/2005 to 1/2008)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS:  None

Scot T. Wetzel (43) 7601 Technology Drive Denver, CO 80237	Trustee(2) (11/2010 to present)	35

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Founder, Managing Director & Chief Executive Officer, Crestmoor Advisors, LLC (2010 to present); Chief Executive Officer, United Western Bancorp, Inc. (2005 to 2010)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS:  Inside Director of United Western Bancorp, Inc. (12/2005 to 4/2010)

(1) Michael Bell is an “interested person” of the Trust due to his position with Curian Capital, LLC.

(2) The Chairman of the Board, interested and disinterested Trustees are elected to serve for an indefinite term.

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY TRUSTEE OR OFFICER

Officers

Karen J. Buiter, CPA (47) 1 Corporate Way Lansing, MI 48951	Assistant Treasurer (11/2010 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President — Financial Reporting of JNAM (7/2011 to present); Assistant Vice President — Financial Reporting of JNAM (4/2008 to 6/2010); Assistant Treasurer of other investment companies advised by JNAM (12/2008 to present); Assistant Treasurer of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (11/2010 to present); Treasurer of Henderson Global Funds (2/2004 to 3/2008)

Kelly L. Crosser (39) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (11/2010 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Assistant Secretary of other Investment Companies advised by JNAM (9/2007 to present); Assistant Secretary of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (11/2010 to present); Senior Compliance Analyst of Jackson National Life Insurance Company (4/2007 to present)

Lewis Dellarco, Jr. (54) 7601 Technology Drive Denver, CO 80237	Anti-Money Laundering Officer (11/2010 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President and Chief Compliance Officer of Curian Capital, LLC (11/2002 to 6/2004) and (12/2008 to present), respectively; Vice President and Chief Compliance Officer of Curian Clearing LLC (6/2004 to present); Vice President and Chief Compliance Officer of Jackson Investment Management, LLC (12/2008 to present)

Emily Eibergen (29) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (5/2012 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Attorney of JNAM (11/2011 to present); Departmental Specialist, Michigan Public Health Institute (7/2010 to 11/2011); Legal Assistant, Guyselman & Ehnis-Clark (4/2009 to7/2010)

Diana R. Gonzalez (34) 1 Corporate Way Lansing, MI 48951	Assistant Vice President (9/2012 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Attorney of JNAM (5/2012 to present); Assistant Vice President of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (9/2012 to present); Counsel of Sun Life Financial, Inc. (4/2008 to 5/2012); Senior Compliance Manager of Bank of America Corporation (3/2006 to 4/2008)

Daniel W. Koors, CPA (42) 1 Corporate Way Lansing, MI 48951	Treasurer and Chief Financial Officer (Principal Financial Officer) (11/2010 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Vice President of JNAM (1/2009 to present); Chief Operations Officer (4/2011 to present) and Chief Financial Officer of JNAM (1/2007 to 4/2011); Vice President of JNAM (1/2007 to 12/2008); Vice President, Treasurer and Chief Financial Officer of other Investment Companies advised by JNAM (12/2006 to 11/2011); Treasurer and Chief Financial Officer (Principal Financial Officer) of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (11/2010 to present); Assistant Vice President — Fund Administration of Jackson National Life Insurance Company (8/2006 to 1/2009)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY TRUSTEE OR OFFICER

Joseph O’Boyle (49) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (5/2012 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Chief Compliance Officer — Curian Funds of JNAM (4/2012 to present); Chief Compliance Officer, Guggenheim Funds (2011 — 2012); Chief Compliance Officer, Calamos Investments (“Calamos”) (2008 — 2011); Director of Internal Audit and Risk Assessment, Calamos (2005 — 2008).

Gerard A. M. Oprins (53) 1 Corporate Way Lansing, MI 48951	Vice President (3/2012 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Vice President and Chief Financial Officer of JNAM (4/2011 to present); Vice President and Treasurer to other Investment Companies advised by JNAM (11/2011 to present); Vice President of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (3/2012 to present); Business Consultant (2009 to 3/2011); Partner, Ernst & Young LLP (1995 to 2009)

Michael Piszczek, CPA (55) 1 Corporate Way Lansing, MI 48951	Vice President (11/2010 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President — Tax of JNAM (7/2011 to present); Vice President of other Investment Companies advised by JNAM (11/2007 to present); Vice President of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (11/2010 to present); Assistant Vice President — Tax of JNAM (11/2007 to 6/2011); Assistant Vice President — Nuveen Investments (4/1999 to 8/2007)

Susan S. Rhee (40) 1 Corporate Way Lansing, MI 48951	Vice President, Chief Legal Officer & Secretary (11/2010 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Vice President and General Counsel of JNAM (1/2010 to present); Chief Legal Officer (7/2004 to 12/2009) and Secretary (11/2000 to present) of JNAM; Vice President, Counsel, and Secretary of other Investment Companies advised by JNAM (2/2004 to present); Vice President, Chief Legal Officer & Secretary of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (11/2010 to present); Assistant Vice President of Jackson National Life Insurance Company (8/2003 to 12/2009); Associate General Counsel of Jackson National Life Insurance Company (7/2001 to 12/2009)

The Statement of Additional Information includes additional information about Fund Trustees and may be obtained at no charge by calling 1-877-847-4143 (Curian Care Center), or writing the Curian Care Center, 7601 Technology Way, Denver, Colorado 80237 or by visiting www.curianclearing.com.

TRUSTEES AND OFFICERS OF CURIAN SERIES TRUST (THE “TRUST”)

The interested Trustee and the Officers of the Trust or the Adviser do not receive any compensation from the Trust for their services as Trustees or Officers.  The following persons, who are disinterested Trustees of the Trust and the Trust’s Chief Compliance Officer, received from the Trust the compensation amounts indicated for the services as such for the period ended October 31, 2012:

TRUSTEE	AGGREGATE COMPENSATION FROM THE TRUST(1)	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE TRUST AND FUND COMPLEX (1)
David W. Agostine	$54,250	$0	$0	$95,250
Greg P. Contillo	$49,250	$0	$0	$86,500
Dylan E. Taylor	$49,250	$0	$0	$86,500
Scot T. Wetzel	$61,250	$0	$0	$98,500	(2)
Steven J. Fredricks(3)	$58,333	$0	$0	$112,879
Joseph O’Boyle(4)	$41,667	$0	$0	$109,848

(1)             The fees paid to the independent Trustees are paid for combined service on the Boards of the Trust and the Curian Variable Series Trust (the “Fund Complex”).  The fees are allocated between the Trust and affiliated investment company based on the estimated services provided to each entity.  The total fees paid to all the independent Trustees from the Trust and Fund Complex are $366,750.  An additional $37,250 was paid to the independent Trustees by Curian Capital LLC during the period.

(2)             Amount includes $98,500 deferred by Mr. Wetzel.

(3)             Mr. Fredricks’ compensation is paid by the Fund for his duties as the Chief Compliance Officer of the Fund Complex for the period November 3, 2011 to May 31, 2012.

(4)             Mr. O’Boyle’s compensation is paid by the Fund for his duties as the Chief Compliance Officer of the Fund Complex for the period from June 1, 2012 to October 31, 2012

Curian Capital, LLC

7601 Technology Way

Denver, CO 80237

WWW.CURIAN.COM | WWW.CURIANCLEARING.COM

IIS7476 10/12

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There were no substantive amendments or any waivers to this code of ethics during the period covered by this report.  A copy of this code of ethics is filed as exhibit 12(a)(1) to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant has named David W. Agostine, Dylan E. Taylor, Scot T. Wetzel, and Gregory P. Contillo as audit committee financial experts serving on its Committee of Independent Trustees.  The Committee of Independent Trustees functionally serves as the registrant’s audit committee.  Each of these individuals is “independent,” meaning that he is not an “interested person” of the registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.”  Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation.  Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Committee of Independent Trustees or Board of Trustees.

Item 4.  Principal Accountant Fees and Services.

(a)-(d)

The sub-administrator of the registrant is responsible for payment of all expenses associated with the annual audit and other required services of the independent registered accounting firm, and all expenses associated with the preparation and filing of the tax returns.

KPMG LLP (“KPMG”) was appointed by the Board of Trustees as the independent registered public accounting firm of the registrant for the fiscal years ended October 31, 2011 and October 31, 2012.  The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by the Principal Accountant

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2012	$62,100	$0	$15,000	$0
2011	$15,500	$0	$0	$0

Fees for Services Rendered to the Adviser Entities by the Principal Accountant

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2012	$109,084	$0	$0
2011	$106,209	$0	$0

The above Audit-Related Fees are the aggregate fees billed to Adviser Entities for the performance of an internal audit control review of the sub-administrator to the registrant pursuant to Statement on Standards for Attestation Engagements No. 16.

(e)(1) The Committee of Independent Trustees is authorized to pre-approve non-audit services provided by the registrant’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors’ independence.  The Chairman of the Committee of Independent Trustees is authorized to approve audit and non-audit services for newly established Funds of the registrant on the same terms as the full Committee of Independent Trustees previously had approved for the then existing Funds.

(e)(2) 0%

(f) Not applicable.

(g) The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the period ended October 31, 2011, was $ 191,449 and for the period ended October 31, 2012 was $ 205,184.

(h) For the fiscal years ended October 31, 2011 and October 31, 2012, the Committee of Independent Trustees of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, and concluded that such services were compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)  Included as a part of the report to shareholders filed under Item 1.

(b)  Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees during the reporting period.

Item 11.  Controls and Procedures.

(a)                                 The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission.  Such information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant’s management, including the registrant’s principal executive officer and the registrant’s principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures.  Based on such evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting.  There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12.  Exhibits.

(a)	(1) Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (as defined in Item 2(b) of Form N-CSR) is attached hereto.
(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.
(3) Not applicable.

(b)	The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Curian Series Trust

By:	/s/ Daniel W. Koors
Daniel W. Koors
Principal Financial Officer

Date:	December 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael A. Bell
Michael A. Bell
Principal Executive Officer

Date:	December 28, 2012

By:	/s/ Daniel W. Koors
Daniel W. Koors
Principal Financial Officer

Date:	December 28, 2012

EXHIBIT LIST

Exhibit 12(a)(1)	Registrant’s Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Exhibit 12(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 12(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.